UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts    02199-8197

(Address of principal executive offices)    (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

November 30, 2018

Loomis Sayles Global Growth Fund

Vaughan Nelson Select Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may currently elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES GLOBAL GROWTH FUND

Manager:	Symbols:
Aziz V. Hamzaogullari, CFA®	Class A LSAGX
Loomis, Sayles & Company, L.P.	Class C LSCGX
Class N LSNGX
Class Y LSGGX

Investment Goal

The Fund’s investment goal is long-term growth of capital.

Market Conditions

Global equity markets experienced widely divergent results in the 12-month period ending November 30, 2018, reflecting the broad range of economic and political trends that influenced sentiment across the major regions.

In the United States, stocks rose through much of the period, though they pulled back in the last two months. US equities were boosted by the strength of the US economy and associated increases in consumer, business and investor confidence. The improvement in growth also fed through to corporate profits, leading to better-than-expected results. These developments outweighed concerns related to trade policy and ongoing interest rate increases by the US Federal Reserve (Fed). Growth stocks, especially those in the technology sector, were particularly strong performers. The recent pullback was tied to somewhat heightened concerns regarding trade and Fed policy. There were signs that the monetary tightening of the past three years has begun to have some impact on the economy, particularly housing.

While US stocks fully recovered from the early-year decline, developed foreign markets did not. Economic growth failed to meet the optimistic expectations that existed late in 2017. In addition, European equities faced the headwinds of tighter central bank policy and populist political movements. Emerging market stocks also weakened, largely because of some slowing in the Chinese economy, trade initiatives in the United States and economic turmoil in countries such as Argentina and Turkey. The downturn in most foreign currencies against the US dollar also weighed on non-US equities.

Performance Results

For the 12 months ended November 30, 2018, Class Y shares of the Loomis Sayles Global Growth Fund returned 2.27%. The Fund outperformed its benchmark, the MSCI All Country World Index (Net), which returned -0.98%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and

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valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30-45 names.

The Fund’s positions in Amazon, Under Armour, and MercadoLibre contributed the most to performance. Stock selection in the consumer discretionary and industrials sectors, along with our allocations in the information technology (IT), financials, communication services and industrials sectors, contributed positively to relative performance.

Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. In e-commerce these include its brand, scale, network advantage, technology platform, and logistics and distribution systems. The AWS business benefits from its brand, technology platform, and massive scale, which allows it to pass along cost savings while continuing to innovate. Amazon reported healthy fundamentals and strong growth in revenue during the period. With gross merchandise volume (GMV) growing, by our estimates, above growth in the teens for US e-commerce and low single-digit growth in global retail sales, the company continued to take market share. AWS also posted strong revenue growth, approaching a $27 billion annual run rate, that was many multiples higher than our estimate of single-digit growth in overall enterprise IT spending. Under the thoughtful leadership of founder Jeff Bezos, Amazon continued rapid investment in key areas that capitalize on its strength, focusing on businesses with high, durable growth prospects and strong financial returns. With an increasing shift to higher-margin product categories such as third-party sales, AWS, and advertising, gross margins expanded during the period. Amazon is one of the best-positioned companies in e-commerce and enterprise IT — each addressing large, underpenetrated markets. The secular shift in consumer preference from traditional brick-and-mortar retail to online retail and e-commerce spending is the primary growth driver for Amazon, but both markets benefit from secular growth that is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model.

Under Armour is a leading sports apparel, footwear, and accessories provider, primarily engaged in developing, marketing, and distributing performance-centric branded sportswear. In twenty years, Under Armour has accomplished what few have achieved by becoming a credible number three global sportswear brand behind Nike and Adidas. We believe the company’s strong and sustainable advantages include its brand, distribution, and scale needed to compete globally, and that it is well positioned to benefit from secular growth in global per capita consumption of sportswear and market share gains in both footwear and international markets. A new purchase in the fourth quarter of 2017, Under Armour reported financial results that reflected continued strength in international markets and better-than-expected performance amid ongoing weakness in the North American

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LOOMIS SAYLES GLOBAL GROWTH FUND

sportswear retail industry. Sportswear retailers have come under pressure in the last few years due in part to a shift in consumer buying behavior away from multi-brand physical stores toward e-commerce and direct-to-consumer sales from the brand owners themselves. In early 2016, Under Armour’s second-largest customer declared bankruptcy. This reduced Under Armour’s points of sale and resulted in an industry-wide excess of inventory that prompted other leading brands, including Nike, to spend heavily on promotions to work through excess inventory. The combination of contracting wholesale sales and elevated promotional expenditures created headwinds for Under Armour that persisted into 2018. We believe these issues are temporary and not secular in nature, and the company is taking the necessary steps to improve execution and profitability. Under Armour has successfully reduced excess inventory while preserving its gross margins, and we believe it is poised to return to profitable growth in North America by focusing on its heritage as a provider of premium performance sports apparel. We believe the current share price embeds growth and profitability assumptions for the business that are substantially below our estimates for the company’s long-term growth.

MercadoLibre hosts the largest online commerce platform in Latin America. A Fund holding since inception, the company was among the largest contributors to performance during the period. Despite macroeconomic weakness in the region, MercadoLibre delivered strong revenue growth and continued market share gains. The company has increased its investments to drive a more powerful ecosystem focused on greater product selection, easier payment options, wider credit availability, and lowering the cost and time of delivery. While these investments have impacted near-term profitability, we believe they have led to accelerating market share gains and a stronger competitive position. We believe MercadoLibre’s competitive advantages include its network and ecosystem, brand, and understanding of local markets. The company operates in 19 countries representing over 95% of Latin American GDP, and its 212 million registered buyers as of December 31, 2017, represented approximately 50% of the region’s 400 million internet users. The company’s brand and understanding of local-market challenges have contributed to its leadership position in each market it serves. With continued growth in internet access, increasing availability of credit, and the company’s continuing investments to improve the ease and convenience of transacting online, we believe MercadoLibre is well positioned for sustained growth over the next decade, driven by the secular growth of e-commerce in Latin America. Over our forecast period, we believe the penetration of e-commerce, which currently accounts for under 5% of retail sales in Latin America, can more than double, which would bring the penetration level close to today’s global average of approximately 10%. As the largest e-commerce company in Latin America, MercadoLibre should be a direct beneficiary of the growing penetration of e-commerce. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. We believe the shares of all three contributors trade at a significant discount to our estimate of intrinsic value and offer compelling long-term reward-to-risk opportunities.

The Fund’s positions in Cielo, Facebook, and Baidu detracted the most from performance. Stock selection in the IT, energy, communication services, financials, consumer staples and

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healthcare sectors, along with our allocations in the consumer discretionary, consumer staples and healthcare sectors, detracted from relative performance.

Cielo SA is the largest merchant acquirer and payment processor in Brazil with around 47% market share. Along with its next largest competitor, Rede, the two companies formed a virtual duopoly, capturing almost 80% market share. When we initiated our position at strategy inception, we believed Cielo’s competitive advantages of distribution, scale, and its innovative culture and differentiated services would position it to benefit from secular growth in electronic-based payments in Brazil. However, with consistent review of the fundamentals of the business and our investment thesis, it became clear that our original base case investment thesis was becoming a less likely outcome. Higher-than-expected competitive intensity in Brazil’s rapidly changing payments market, coupled with a lack of innovation from Cielo, has led us to expect less differentiation, higher pricing pressure, greater market share erosion, and lower margins than we originally forecast. Further, the company’s newly appointed CEO from parent company Banco do Brazil lacks a strong emerging payments background. As a result, we believe the quality of the business does not match our original investment thesis, and the downside risk to our thesis and valuation is greater than anticipated. We sold the position in the fourth quarter of 2018 and reinvested the proceeds in Brazil-based Ambev — the leading beer brewer and distributor in Latin America, which we first purchased in the third quarter of 2017. Ambev has also underperformed over its recent history, but we believe it is a much higher-quality business in a structurally attractive industry. We believe the shares of Ambev are trading at a significant discount to our estimate of intrinsic value and represent a compelling reward-to-risk opportunity.

Social media company Facebook provides an online platform that allows people to connect, share, and interact with friends and communities. A Fund holding since inception, Facebook reported solid overall growth and market share gains versus the prior-year period. However, shares reacted negatively to management’s guidance for a near-term deceleration in revenue growth, coupled with a multi-year acceleration in investments. The company noted that revenue in the second half of 2018 would be negatively impacted by its decisions to provide users more choices around privacy and to increase focus on Instagram and FB Stories — “experience” products that the company believes will drive improved engagement, but where monetization is currently lower. Facebook also announced a 50% to 60% increase in investments for 2018 targeting core product development, safety and security, virtual reality, marketing, and content acquisition. As a result, expenses will increase faster than revenue over the near term, pressuring margins. We believe Facebook is a unique, high-quality company, benefiting from the secular shift from traditional advertising to online advertising, and is positioned for strong and sustainable growth over our investment horizon. We believe management’s decisions and actions illustrate their commitment to preserve platform integrity and to sustain the company’s leadership and long-term growth. With 2.6 billion people worldwide using its apps – Facebook, Messenger, WhatsApp, and Instagram – and more than 90 million global businesses with Facebook pages, the scale and reach of Facebook’s network is unrivaled. We believe that corporations will continue to allocate an increasing proportion of their advertising spending

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LOOMIS SAYLES GLOBAL GROWTH FUND

online, and Facebook remains one of very few platforms where advertisers can reach consumers at such scale. We added to our position in Facebook during the period.

Baidu is the leading online search and advertising provider in China. A Fund holding since inception, Baidu was among the leading detractors for the period. The company reported fundamentally solid results that were above management’s guidance and consensus expectations for revenue and earnings per share (EPS). Management did provide guidance for the fourth quarter of 2018 that was below expectations, noting cyclical pressure from regulatory changes in gaming and financial services, and macroeconomic weakness. However, the company showed continued improvement in its core advertising business over the year, and share price performance was largely in line with broad weakness in the China internet sector. We believe Baidu’s sustainable competitive advantages include its strong brand recognition, economies of scale, a powerful network and business ecosystem, and strong distribution. Serving over 980,000 advertisers and approximately 770 million internet users, Baidu dominates China’s internet search market, capturing about 80% share of search revenues. Reflecting this dominance, the company’s difficult-to-replicate brand was rated the fifth most valuable brand in China in 2017 by MillwardBrown’s annual BrandZ study. With each user click, Baidu better understands its consumer base, enabling it to develop more effective advertising tools and services, creating a virtuous cycle that can lead to more efficient results for advertisers and a better user experience. Online advertising currently represents almost 40% of the annual advertising market in China, and we believe it will increase to about 70% over our forecast period. We believe Baidu’s competitive advantages sustainably position the company to benefit from secular growth in online advertising in China. We believe the shares of both Baidu and Facebook sell at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period, we initiated new positions in Adyen, Reckitt Benckiser and Tencent. We added to our existing holdings in Alphabet, Ambev, Colgate-Palmolive, Facebook, Nestle, Oracle, Roche, Unilever and Yum China, as near-term price weakness created a more attractive reward-to-risk opportunity. We trimmed our existing positions in American Express and Microsoft. We sold our position in Cielo due to an incorrect investment thesis. We also sold our positions in Shire, which is in the process of being acquired by Takeda Pharmaceutical, and Elekta, as both companies approached our estimate of intrinsic value.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the period with overweight positions in the consumer discretionary, consumer staples,

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communication services and information technology sectors and underweight positions in the financials, energy, healthcare and industrials sectors. We did not own positions in the materials, utilities or real estate sectors.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

March 31, 2016 (inception) through November 30, 2018

See notes to chart on page 7.

Top Ten Holdings as of November 30, 2018

Security Name		% of net assets
1	Amazon.com, Inc.	6.52%
2	Alibaba Group Holding Ltd., Sponsored ADR	5.46
3	Oracle Corp.	4.69
4	Visa, Inc., Class A	4.52
5	Alphabet, Inc., Class A	4.43
6	MercadoLibre, Inc.	4.40
7	Roche Holding AG	4.33
8	Facebook, Inc., Class A	4.24
9	Deere & Co.	3.97
10	Yum China Holdings, Inc.	3.59

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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LOOMIS SAYLES GLOBAL GROWTH FUND

Average Annual Total Returns — November 30, 20183

				Expense Ratios[4]
	1 Year	Life of Class		Gross	Net

Class Y (Inception 3/31/2016)		Class Y/A/C	Class N
NAV	2.27%	13.83%	—%	2.31%	1.05%

Class A (Inception 3/31/2016)
NAV	2.05	13.55	—	2.56	1.30
With 5.75% Maximum Sales Charge	-3.81	11.06	—

Class C (Inception 3/31/2016)
NAV	1.25	12.66	—	3.31	2.05
With CDSC[1]	0.27	12.66	—

Class N (Inception 3/31/2017)
NAV	2.31	—	12.97	15.78	1.00

Comparative Performance
MSCI ACWI (Net)[2]	-0.98	10.34	7.61

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 3/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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VAUGHAN NELSON SELECT FUND

Managers:	Symbols:
Dennis G. Alff, CFA® *	Class A VNSAX
Chad D. Fargason, PhD*	Class C VNSCX
Chris D. Wallis, CFA®	Class N VNSNX
Scott J. Weber, CFA®	Class Y VNSYX
Vaughan Nelson Investment Management, L.P.

*	Effective January 18, 2018, Dennis Alff and Chad Fargason no longer serve as co-managers of the Vaughan Nelson Select Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Fiscal stimulus and regulatory relief in the United States led to accelerating domestic growth, which combined with quantitative tightening by the Federal Reserve, fueled a rally in the US dollar. US dollar strength led to weakness in overseas markets, which were further pressured by trade war rhetoric between the US and China. With the Federal Reserve raising interest rates throughout the year and the US economy producing strong nominal growth, global liquidity left international capital markets and sought the safety of US assets.

It is quite unusual to have material fiscal stimulus this late in a business cycle with little slack in labor markets. For the first time in several decades there are more job openings than people remaining in the labor pool. Accelerating economic growth is a welcome attribute; however, this late in the business cycle at a time when dollar liquidity is declining and margins are under pressure, the benefits will likely accrue to Main Street rather than Wall Street.

Market volatility returned as liquidity conditions tightened and interest rates increased due to a modest uptick in inflationary pressures and an anticipated increase in US Treasury issuance to fund expanding deficits. With the yield on the 2-year US Treasury now higher than the dividend yield for most stocks, further hikes in Treasury rates will likely continue to pressure stock valuations.

Performance Results

For the 12 months ended November 30, 2018, Class Y shares of Vaughan Nelson Select Fund returned 5.86% at net asset value. The fund underperformed its benchmark, the S&P 500® Index, which returned 6.27%.

Explanation of Fund Performance

The primary detractor from relative performance during the year was stock selection in the consumer discretionary sector. Alibaba and Home Depot detracted from results. Alibaba traded lower as China’s growth slowed and political tensions between the US and China escalated. With tariffs likely to impact China’s economy further, the Fund sold Alibaba for

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VAUGHAN NELSON SELECT FUND

a small gain. Home Depot’s underperformance was due primarily to investors avoiding companies exposed to residential housing given the slowdown in housing due to rising interest rates.

The energy sector also detracted from performance. During the year, the Fund was overweight the sector due to attractive valuations and rising oil prices. As oil prices fell toward the end of the year, the energy sector performed poorly including our holdings, Halliburton and Kosmos. The Fund sold Halliburton in the third quarter to reduce its exposure to the oil and gas industry.

The industrials sector lagged the market during the year and the Fund’s overweight to the sector detracted from relative returns. Fund holding General Dynamics had a difficult year, with negative market reaction to its acquisition of IT services firm CSRA and a product line transition in its Gulfstream division impacting near-term margins.

Healthcare was one of the best performing sectors in the S&P 500®. The Fund’s holdings performed in line with the benchmark; however, the Fund was underweight Healthcare, which detracted from relative return. UnitedHealth and Thermo Fisher were exceptional performers during the year. UnitedHealth continues to benefit from a stable cost trend environment and strong organic growth rates. The company is taking share by investing heavily in technology to separate itself from the competition. Thermo Fisher reported strong organic growth numbers across all end markets during the year including life sciences, specialty diagnostics, and lab products. Grifols, a plasma company, underperformed for the year and was sold.

Other notable detractors for the year included AT&T, Aptiv, and Citigroup. AT&T completed the acquisition of Time Warner but margin degradation in the Entertainment Group and competitive pressures in the Wireless business weighed on the stock. Aptiv shares reacted to slowing auto sales, especially in China, and to currency headwinds due to the strong US dollar. Citigroup underperformed the market as the yield curve flattened, deposit costs increased, and global growth slowed.

Information technology contributed the most to absolute and relative performance. Stock selection was the primary driver of relative performance, with Mastercard and Microsoft contributing the most to results. Mastercard continues to benefit from the ongoing global secular shift to card-based and electronic payments. Mastercard’s business is characterized by recurring revenues, high incremental margins, low capital expenditures, and high free cash flow. Microsoft has been extraordinarily successful in transitioning its business model to the Enterprise segment, which accounts for over half of total revenue. In addition, the company is benefiting from a broad and powerful lineup of Cloud solutions.

The Fund benefited from stock selection in the communication services sector. Twenty-First Century Fox, a top ten holding during the year, was the target of a bidding war between Disney and Comcast. Ultimately, Disney emerged as the winning bidder for the Fox assets. The bid for the company fully valued the shares, so the Fund exited the stock with a material gain.

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The materials sector also contributed to performance due to stock selection. Both Ecolab and Sherwin-Williams were positive contributors even though materials was the worst performing sector in the benchmark. Ecolab is experiencing robust volume growth and should benefit from margin expansion as raw material prices moderate. The company also implemented a $200 million cost savings program, which should be a future earnings tailwind.

Stock and sector selection drove the positive performance in the consumer staples sector. The sector lagged the market over the trailing twelve months so the Fund’s underweight added to relative returns. Further, stock selection was strong with Estee Lauder materially outperforming the group due to a mix shift from lower margin retail channels such as malls to higher margin boutiques. Estee is also benefiting from strong international growth and development of new brands.

Strong stock selection in financials also contributed to relative performance. Ares Capital and Berkshire Hathaway added the most to returns. Ares Capital performed well during the year due to a stable credit environment, rising interest rates, and a strong portfolio. Berkshire Hathaway advanced on solid earnings per share and book value growth during the year. Berkshire’s underlying portfolio companies performed well given the strong economic environment, and its insurance subsidiaries benefited from rising interest rates and reserve releases.

Outlook

Global synchronized growth peaked earlier this year, and it is imperative that US economic growth pull the rest of the world forward if further market appreciation is to be expected. With declining dollar liquidity, rising margin pressures, and elevated earnings growth expectations, we expect market volatility to remain elevated until there is either a reacceleration in global growth or a pause in Federal Reserve interest rate increases.

Despite strong economic growth in the US, the Fed’s monetary policy normalization is beginning to affect certain sectors of the economy. Housing activity and home price appreciation are beginning to slow from the significant increase in mortgage rates over the last year. Housing is typically one of the first sectors to feel the effects of rising interest rates and typically leads a broader economic slowdown by approximately 12 to 18 months.

At this late stage in the economic cycle, the two primary threats to sustained economic growth and rising equity markets are further monetary policy normalization by global central banks or sustained pressure on global supply chains from trade tariffs. For US equity markets to remain attractive it is critical for the Federal Reserve to allow sufficient time for capital markets to adjust to higher interest rates and declining liquidity before continuing with monetary policy normalization.

Our outlook remains balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

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VAUGHAN NELSON SELECT FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

June 29, 2012 (inception) through November 30, 2018

Top Ten Holdings as of November 30, 2018

Security Name		% of net assets
1	Berkshire Hathaway, Inc., Class B	5.78%
2	UnitedHealth Group, Inc.	5.73
3	Sherwin-Williams Co. (The)	5.46
4	Roper Technologies, Inc.	5.30
5	AT&T, Inc.	5.02
6	Home Depot, Inc. (The)	4.97
7	Microsoft Corp.	4.93
8	Snap-on, Inc.	4.73
9	General Dynamics Corp.	4.58
10	Enterprise Products Partners LP	3.86

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — November 30, 20183

					Expense Ratios[4]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 6/29/2012)			Class Y/A/C	Class N
NAV	5.86%	10.65%	14.75%	—%	1.29%	1.21%

Class A (Inception 6/29/2012)
NAV	5.62	10.36	14.45	—	1.54	1.46
With 5.75% Maximum Sales Charge	-0.43	9.06	13.40	—

Class C (Inception 6/29/2012)
NAV	4.77	9.54	13.61	—	2.29	2.21
With CDSC[1]	3.80	9.54	13.61	—

Class N (Inception 3/31/2017)
NAV	5.90	—	—	12.57	14.83	1.16

Comparative Performance
S&P 500® Index[2]	6.27	11.12	14.00	11.96

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 3/31/20. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

13  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2018 through November 30, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  14

LOOMIS SAYLES GLOBAL GROWTH FUND	BEGINNING ACCOUNT VALUE 6/1/2018	ENDING ACCOUNT VALUE 11/30/2018	EXPENSES PAID DURING PERIOD* 6/1/2018 – 11/30/2018
Class A
Actual	$1,000.00	$991.80	$6.29
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.38
Class C
Actual	$1,000.00	$987.20	$10.06
Hypothetical (5% return before expenses)	$1,000.00	$1,014.94	$10.20
Class N
Actual	$1,000.00	$993.30	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.06
Class Y
Actual	$1,000.00	$992.60	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.17

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.26%, 2.02%, 1.00% and 1.02% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON SELECT FUND	BEGINNING ACCOUNT VALUE 6/1/2018	ENDING ACCOUNT VALUE 11/30/2018	EXPENSES PAID DURING PERIOD* 6/1/2018 – 11/30/2018
Class A
Actual	$1,000.00	$998.90	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02
Class C
Actual	$1,000.00	$994.80	$9.70
Hypothetical (5% return before expenses)	$1,000.00	$1,015.34	$9.80
Class N
Actual	$1,000.00	$1,000.00	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61
Class Y
Actual	$1,000.00	$1,000.00	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.19%, 1.94%, 0.91% and 0.94% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

15  |

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Global Growth Fund

Shares	Description	Value (†)
Common Stocks — 100.2% of Net Assets
	Argentina — 4.4%
7,179	MercadoLibre, Inc.	$2,526,793

	Brazil — 2.0%
269,671	Ambev S.A., ADR	1,151,495

	China — 15.3%
19,508	Alibaba Group Holding Ltd., Sponsored ADR(a)	3,138,057
10,123	Baidu, Inc., Sponsored ADR(a)	1,905,958
41,900	Tencent Holdings Ltd.	1,675,105
57,600	Yum China Holdings, Inc.	2,063,808

		8,782,928

	Denmark — 3.4%
41,924	Novo Nordisk AS, Class B	1,949,945

	France — 4.5%
21,651	Danone	1,616,582
9,200	Sodexo S.A.	952,105

		2,568,687

	Italy — 0.9%
151,400	Prada SpA	527,984

	Netherlands — 1.6%
1,779	Adyen NV, 144A(a)	920,502

	Switzerland — 8.8%
14,192	Nestle S.A., (Registered)	1,210,762
14,629	Novartis AG, (Registered)	1,335,649
9,573	Roche Holding AG	2,484,997

		5,031,408

	United Kingdom — 7.9%
24,827	Diageo PLC	896,590
59,225	Experian PLC	1,444,820
9,972	Reckitt Benckiser Group PLC	830,086
25,167	Unilever NV	1,396,624

		4,568,120

	United States — 51.4%
2,292	Alphabet, Inc., Class A(a)	2,543,318
2,215	Amazon.com, Inc.(a)	3,743,727
5,801	American Express Co.	651,278
25,168	Coca-Cola Co. (The)	1,268,467
16,000	Colgate-Palmolive Co.	1,016,320
3,016	Core Laboratories NV	250,660
14,722	Deere & Co.	2,280,143
13,323	Expeditors International of Washington, Inc.	1,013,747
17,341	Facebook, Inc., Class A(a)	2,438,318
14,786	Microsoft Corp.	1,639,620
55,301	Oracle Corp.	2,696,477
14,881	Procter & Gamble Co. (The)	1,406,403

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Global Growth Fund – (continued)

Shares	Description	Value (†)
	United States — continued
22,992	QUALCOMM, Inc.	$1,339,514
22,947	Schlumberger Ltd.	1,034,910
16,714	SEI Investments Co.	897,542
64,646	Under Armour, Inc., Class A(a)	1,543,746
18,320	Visa, Inc., Class A	2,596,127
12,597	Yum! Brands, Inc.	1,161,695

		29,522,012

	Total Common Stocks (Identified Cost $56,172,868)	57,549,874

Principal Amount
Short-Term Investments — 0.7%
$398,658	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2018 at 1.300% to be repurchased at $398,701 on 12/03/2018 collateralized by $410,000 U.S. Treasury Note, 2.75% due 6/30/2025 valued at $409,989 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $398,658)	398,658

	Total Investments — 100.9% (Identified Cost $56,571,526)	57,948,532
	Other assets less liabilities — (0.9)%	(500,440)

	Net Assets — 100.0%	$57,448,092

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, the value of Rule 144A holdings amounted to $920,502 or 1.6% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Global Growth Fund – (continued)

Industry Summary at November 30, 2018

Internet & Direct Marketing Retail	16.4%
Interactive Media & Services	14.8
Pharmaceuticals	10.1
Software	7.6
Hotels, Restaurants & Leisure	7.3
IT Services	6.1
Beverages	5.8
Household Products	5.7
Food Products	4.9
Machinery	4.0
Textiles, Apparel & Luxury Goods	3.6
Professional Services	2.5
Personal Products	2.4
Semiconductors & Semiconductor Equipment	2.3
Energy Equipment & Services	2.2
Other Investments, less than 2% each	4.5
Short-Term Investments	0.7

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

Currency Exposure Summary at November 30, 2018

United States Dollar	70.9%
Swiss Franc	8.8
Euro	8.5
British Pound	5.5
Hong Kong Dollar	3.8
Danish Krone	3.4

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of November 30, 2018

Vaughan Nelson Select Fund

Shares	Description	Value (†)
Common Stocks — 95.4% of Net Assets
	Aerospace & Defense — 4.6%
49,475	General Dynamics Corp.	$9,147,433

	Banks — 2.8%
87,800	Citigroup, Inc.	5,688,562

	Biotechnology — 3.5%
74,025	AbbVie, Inc.	6,978,337

	Capital Markets — 2.2%
27,025	Moody’s Corp.	4,298,867

	Chemicals — 9.2%
46,675	Ecolab, Inc.	7,490,871
25,720	Sherwin-Williams Co. (The)	10,907,080

		18,397,951

	Diversified Financial Services — 5.8%
52,910	Berkshire Hathaway, Inc., Class B(a)	11,547,078

	Diversified Telecommunication Services — 5.0%
321,014	AT&T, Inc.	10,028,477

	Electrical Equipment — 2.1%
31,950	Acuity Brands, Inc.	4,154,139

	Entertainment — 6.0%
63,075	Electronic Arts, Inc.(a)	5,302,715
57,325	Walt Disney Co. (The)	6,620,464

		11,923,179

	Health Care Providers & Services — 5.7%
40,625	UnitedHealth Group, Inc.	11,430,250

	Industrial Conglomerates — 5.3%
35,545	Roper Technologies, Inc.	10,577,837

	IT Services — 3.0%
29,875	MasterCard, Inc., Class A	6,006,966

	Life Sciences Tools & Services — 3.2%
25,325	Thermo Fisher Scientific, Inc.	6,319,854

	Machinery — 4.7%
56,850	Snap-on, Inc.	9,450,744

	Oil, Gas & Consumable Fuels — 11.0%
614,900	Cameco Corp.	7,305,012
293,475	Enterprise Products Partners LP	7,703,719
1,288,125	Kosmos Energy Ltd.(a)	6,930,112

		21,938,843

	Personal Products — 2.8%
39,150	Estee Lauder Cos., Inc. (The), Class A	5,585,139

	REITs – Diversified — 2.5%
290,100	New Residential Investment Corp.	4,989,720

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of November 30, 2018

Vaughan Nelson Select Fund – (continued)

Shares	Description	Value (†)
	Road & Rail — 3.3%
189,525	Knight-Swift Transportation Holdings, Inc.	$6,568,937

	Semiconductors & Semiconductor Equipment — 2.8%
55,700	Texas Instruments, Inc.	5,561,645

	Software — 4.9%
88,775	Microsoft Corp.	9,844,260

	Specialty Retail — 5.0%
55,035	Home Depot, Inc. (The)	9,923,911

	Total Common Stocks (Identified Cost $170,236,852)	190,362,129

	Total Purchased Options — 0.3% (Identified Cost $2,091,911) (see detail below)	700,500

Principal Amount
Short-Term Investments — 4.5%
$8,934,453	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2018 at 1.300% to be repurchased at $8,935,421 on 12/03/2018 collateralized by $9,160,000 U.S. Treasury Note, 2.750% due 11/15/2023 valued at $9,117,479 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,934,453)	8,934,453

	Total Investments — 100.2% (Identified Cost $181,263,216)	199,997,082
	Other assets less liabilities — (0.2)%	(359,543)

	Net Assets — 100.0%	$199,637,539

Purchased Options — 0.3%
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value (†)
Index Options — 0.3%
S&P 500® Index, Put(a)	01/18/2019	2,600	300	$82,805,100	$2,091,911	$700,500

Written Options — (0.1%)
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (0.1%)
S&P 500® Index, Put	01/18/2019	2,450	(300)	$(82,805,100)	$(1,319,089)	$(262,500)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of November 30, 2018

Vaughan Nelson Select Fund – (continued)

Industry Summary at November 30, 2018

Oil, Gas & Consumable Fuels	11.0%
Chemicals	9.2
Entertainment	6.0
Diversified Financial Services	5.8
Health Care Providers & Services	5.7
Industrial Conglomerates	5.3
Diversified Telecommunication Services	5.0
Specialty Retail	5.0
Software	4.9
Machinery	4.7
Aerospace & Defense	4.6
Biotechnology	3.5
Road & Rail	3.3
Life Sciences Tools & Services	3.2
IT Services	3.0
Banks	2.8
Personal Products	2.8
Semiconductors & Semiconductor Equipment	2.8
REITs - Diversified	2.5
Capital Markets	2.2
Electrical Equipment	2.1
Index Options	0.3
Short-Term Investments	4.5

Total Investments	100.2
Other assets less liabilities (including open written options)	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

21  |

Statements of Assets and Liabilities

November 30, 2018

	Loomis Sayles Global Growth Fund	Vaughan Nelson Select Fund
ASSETS
Investments at cost	$56,571,526	$181,263,216
Net unrealized appreciation	1,377,006	18,733,866

Investments at value	57,948,532	199,997,082
Receivable for Fund shares sold	1,679	26,331
Receivable for securities sold	163,457	—
Dividends and interest receivable	49,252	281,916
Tax reclaims receivable	33,361	14,994
Prepaid expenses (Note 8)	25	126

TOTAL ASSETS	58,196,306	200,320,449

LIABILITIES
Options written, at value (premiums received $0 and $1,319,089, respectively) (Note 2)	—	262,500
Payable for Fund shares redeemed	639,427	179,376
Management fees payable (Note 6)	16,285	100,879
Deferred Trustees’ fees (Note 6)	15,159	54,020
Administrative fees payable (Note 6)	1,959	6,780
Payable to distributor (Note 6d)	54	466
Other accounts payable and accrued expenses	75,330	78,889

TOTAL LIABILITIES	748,214	682,910

NET ASSETS	$57,448,092	$199,637,539

NET ASSETS CONSIST OF:
Paid-in capital	$54,185,866	$162,215,227
Accumulated earnings	3,262,226	37,422,312

NET ASSETS	$57,448,092	$199,637,539

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,851,367	$17,702,973

Shares of beneficial interest	139,451	976,325

Net asset value and redemption price per share	$13.28	$18.13

Offering price per share (100/94.25 of net asset value) (Note 1)	$14.09	$19.24

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$606,442	$6,916,766

Shares of beneficial interest	46,427	399,686

Net asset value and offering price per share	$13.06	$17.31

Class N shares:
Net assets	$2,843,428	$1,219

Shares of beneficial interest	213,181	66

Net asset value, offering and redemption price per share	$13.34	$18.26	*

Class Y shares:
Net assets	$52,146,855	$175,016,581

Shares of beneficial interest	3,910,935	9,589,125

Net asset value, offering and redemption price per share	$13.33	$18.25

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  22

Statements of Operations

For the Year Ended November 30, 2018

	Loomis Sayles Global Growth Fund	Vaughan Nelson Select Fund
INVESTMENT INCOME
Dividends	$608,990	$3,078,880
Interest	6,800	75,046
Less net foreign taxes withheld	(32,703)	(18,610)

	583,087	3,135,316

Expenses
Management fees (Note 6)	343,594	1,580,358
Service and distribution fees (Note 6)	7,907	126,440
Administrative fees (Note 6)	18,788	83,694
Trustees’ fees and expenses (Note 6)	16,150	19,711
Transfer agent fees and expenses (Notes 6 and 7)	9,717	65,230
Audit and tax services fees	43,552	43,212
Custodian fees and expenses	54,656	9,099
Legal fees	769	3,781
Registration fees	79,794	88,459
Shareholder reporting expenses	3,169	24,644
Miscellaneous expenses (Note 8)	16,931	18,277

Total expenses	595,027	2,062,905
Less waiver and/or expense reimbursement (Note 6)	(149,078)	(99,504)

Net expenses	445,949	1,963,401

Net investment income	137,138	1,171,915

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	1,801,749	15,186,072
Options written	—	1,738,800
Foreign currency transactions (Note 2c)	6,877	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,908,348)	(8,994,971)
Options written	—	514,397
Foreign currency translations (Note 2c)	(1,453)	(39)

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(101,175)	8,444,259

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,963	$9,616,174

See accompanying notes to financial statements.

23  |

Statements of Changes in Net Assets

	Loomis Sayles Global Growth Fund			Vaughan Nelson Select Fund
	Year Ended November 30, 2018	Year Ended November 30, 2017		Year Ended November 30, 2018	Year Ended November 30, 2017
FROM OPERATIONS:
Net investment income	$137,138	$52,478		$1,171,915	$766,365
Net realized gain on investments, options written and foreign currency transactions	1,808,626	501,578		16,924,872	14,787,021
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(1,909,801)	3,130,805		(8,480,613)	13,647,695

Net increase in net assets resulting from operations	35,963	3,684,861		9,616,174	29,201,081

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(47,880)	(4,494	)(a)	(1,715,872)	(337,102	)(a)
Class C	(4,651)	(505	)(a)	(530,390)	(124,325	)(a)
Class N	(41)	—		(92)	—
Class Y	(540,538)	(244,734	)(a)	(11,877,364)	(1,860,714	)(a)

Total distributions	(593,110)	(249,733)		(14,123,718)	(2,322,141)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	40,276,521	4,281,483		50,701,439	(5,953,310)

Net increase in net assets	39,719,374	7,716,611		46,193,895	20,925,630
NET ASSETS
Beginning of the year	17,728,718	10,012,107		153,443,644	132,518,014

End of the year	$57,448,092	$17,728,718		$199,637,539	$153,443,644

(a)	See Note 2e of Notes to Financial Statements.

See accompanying notes to financial statements.

|  24

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class A
	Year Ended November 30, 2018	Year Ended November 30, 2017		Period Ended November 30, 2016*
Net asset value, beginning of the period	$13.44	$10.53		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	(0.00	)(b)	0.00	(b)
Net realized and unrealized gain (loss)	0.26 (c)	3.15		0.53

Total from Investment Operations	0.28	3.15		0.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.03)		—
Net realized capital gains	(0.41)	(0.21)		—

Total Distributions	(0.44)	(0.24)		—

Net asset value, end of the period	$13.28	$13.44		$10.53

Total return(d)(e)	2.05%	30.63%		5.30	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,851	$1,541		$195
Net expenses(g)	1.27%	1.29%		1.30	%(h)
Gross expenses	1.62%	2.56%		2.74	%(h)
Net investment income (loss)	0.16%	(0.00	)%(i)	0.00	%(h)(i)
Portfolio turnover rate	24%	17%		12%

*	From commencement of Class operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

25  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class C
	Year Ended November 30, 2018	Year Ended November 30, 2017		Period Ended November 30, 2016*
Net asset value, beginning of the period	$13.30	$10.47		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)	(0.09)		(0.08)
Net realized and unrealized gain (loss)	0.26 (b)	3.13		0.55

Total from Investment Operations	0.17	3.04		0.47

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(c)	—
Net realized capital gains	(0.41)	(0.21)		—

Total Distributions	(0.41)	(0.21)		—

Net asset value, end of the period	$13.06	$13.30		$10.47

Total return(d)(e)	1.25%	29.67%		4.70	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$606	$134		$25
Net expenses(g)	2.03%	2.04%		2.05	%(h)
Gross expenses	2.37%	3.31%		3.18	%(h)
Net investment loss	(0.71)%	(0.73)%		(1.09	)%(h)
Portfolio turnover rate	24%	17%		12%

*	From commencement of Class operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  26

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class N
	Year Ended November 30, 2018	Period Ended November 30, 2017*
Net asset value, beginning of the period	$13.49	$11.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.03
Net realized and unrealized gain (loss)	0.26 (b)	2.20

Total from Investment Operations	0.31	2.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	—
Net realized capital gains	(0.41)	—

Total Distributions	(0.46)	—

Net asset value, end of the period	$13.34	$13.49

Total return(c)	2.31%	19.80	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,843	$1
Net expenses(e)	1.00%	1.00	%(f)
Gross expenses	1.35%	15.78	%(f)
Net investment income	0.38%	0.30	%(f)
Portfolio turnover rate	24%	17	%(g)

*	From commencement of Class operations on March 31, 2017 through November 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

See accompanying notes to financial statements.

27  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class Y
	Year Ended November 30, 2018	Year Ended November 30, 2017	Period Ended November 30, 2016*
Net asset value, beginning of the period	$13.48	$10.55	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.05	0.03
Net realized and unrealized gain (loss)	0.27 (b)	3.14	0.52

Total from Investment Operations	0.31	3.19	0.55

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.05)	—
Net realized capital gains	(0.41)	(0.21)	—

Total Distributions	(0.46)	(0.26)	—

Net asset value, end of the period	$13.33	$13.48	$10.55

Total return(c)	2.27%	30.96%	5.50	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$52,147	$16,053	$9,793
Net expenses(e)	1.02%	1.04%	1.05	%(f)
Gross expenses	1.37%	2.31%	2.55	%(f)
Net investment income	0.33%	0.40%	0.45	%(f)
Portfolio turnover rate	24%	17%	12%

*	From commencement of Class operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  28

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class A
	Year Ended November 30, 2018		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014
Net asset value, beginning of the period	$18.59		$15.38		$14.82		$14.78	$14.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.07		0.06		0.03		0.01	(0.01)
Net realized and unrealized gain (loss)	0.91		3.41		0.83		0.47	2.01

Total from Investment Operations	0.98		3.47		0.86		0.48	2.00

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.01)		(0.00	)(b)	—	(0.01)
Net realized capital gains	(1.34)		(0.25)		(0.30)		(0.44)	(1.43)

Total Distributions	(1.44)		(0.26)		(0.30)		(0.44)	(1.44)

Net asset value, end of the period	$18.13		$18.59		$15.38		$14.82	$14.78

Total return(c)	5.62	%(d)	22.86	%(d)	5.91	%(d)	3.31%	15.31	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$17,703		$22,268		$20,502		$15,794	$11,182
Net expenses	1.22	%(e)(f)	1.28	%(e)(g)	1.34	%(e)(h)	1.40%	1.40	%(e)
Gross expenses	1.27%		1.33%		1.37%		1.40%	1.62%
Net investment income (loss)	0.41%		0.39%		0.18%		0.05%	(0.08)%
Portfolio turnover rate	54%		66%		64%		35%	64%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2018, the expense limit decreased from 1.25% to 1.20%.
(g)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.25%.
(h)	Effective July 1, 2016, the expense limit decreased from 1.40% to 1.30%.

See accompanying notes to financial statements.

29  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class C
	Year Ended November 30, 2018		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014
Net asset value, beginning of the period	$17.84		$14.87		$14.44		$14.52	$14.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)		(0.06)		(0.08)		(0.10)	(0.11)
Net realized and unrealized gain (loss)	0.87		3.28		0.81		0.46	1.99

Total from Investment Operations	0.81		3.22		0.73		0.36	1.88

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(1.34)		(0.25)		(0.30)		(0.44)	(1.43)

Net asset value, end of the period	$17.31		$17.84		$14.87		$14.44	$14.52

Total return(b)	4.77	%(c)	21.96	%(c)	5.14	%(c)	2.52%	14.54	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,917		$7,429		$7,693		$5,607	$2,955
Net expenses	1.96	%(d)(e)	2.03	%(d)(f)	2.09	%(d)(g)	2.15%	2.15	%(d)
Gross expenses	2.01%		2.08%		2.12%		2.15%	2.35%
Net investment loss	(0.32)%		(0.37)%		(0.58)%		(0.69)%	(0.84)%
Portfolio turnover rate	54%		66%		64%		35%	64%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2018, the expense limit decreased from 2.00% to 1.95%.
(f)	Effective July 1, 2017, the expense limit decreased from 2.05% to 2.00%.
(g)	Effective July 1, 2016, the expense limit decreased from 2.15% to 2.05%.

See accompanying notes to financial statements.

|  30

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class N
	Year Ended November 30, 2018		Period Ended November 30, 2017*
Net asset value, beginning of the period	$18.73		$16.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.09
Net realized and unrealized gain (loss)	0.89		2.36

Total from Investment Operations	1.02		2.45

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		—
Net realized capital gains	(1.34)		—

Total Distributions	(1.49)		—

Net asset value, end of the period	$18.26		$18.73

Total return(b)	5.90%		15.05	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1		$1
Net expenses(d)	0.93	%(e)	0.97	%(f)(g)
Gross expenses	13.54%		14.62	%(f)
Net investment income	0.68%		0.80	%(f)
Portfolio turnover rate	54%		66	%(h)

*	From commencement of Class operations on March 31, 2017 through November 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2018, the expense limit decreased from 0.95% to 0.90%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.95%.
(h)	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

See accompanying notes to financial statements.

31  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class Y
	Year Ended November 30, 2018		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014
Net asset value, beginning of the period	$18.71		$15.48		$14.90		$14.83	$14.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.11		0.06		0.05	0.02
Net realized and unrealized gain (loss)	0.90		3.41		0.85		0.47	2.03

Total from Investment Operations	1.03		3.52		0.91		0.52	2.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.04)		(0.03)		(0.01)	(0.03)
Net realized capital gains	(1.34)		(0.25)		(0.30)		(0.44)	(1.43)

Total Distributions	(1.49)		(0.29)		(0.33)		(0.45)	(1.46)

Net asset value, end of the period	$18.25		$18.71		$15.48		$14.90	$14.83

Total return	5.86	%(b)	23.13	%(b)	6.22	%(b)	3.56%	15.66	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$175,017		$123,746		$104,324		$78,483	$54,095
Net expenses	0.96	%(c)(d)	1.03	%(c)(e)	1.09	%(c)(f)	1.15%	1.15	%(c)
Gross expenses	1.01%		1.08%		1.12%		1.15%	1.33%
Net investment income	0.68%		0.64%		0.43%		0.31%	0.16%
Portfolio turnover rate	54%		66%		64%		35%	64%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2018, the expense limit decreased from 1.00% to 0.95%.
(e)	Effective July 1, 2017, the expense limit decreased from 1.05% to 1.00%.
(f)	Effective July 1, 2016, the expense limit decreased from 1.15% to 1.05%.

See accompanying notes to financial statements.

|  32

Notes to Financial Statements

November 30, 2018

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Growth Fund (the “Global Growth Fund”)

Vaughan Nelson Select Fund (the “Select Fund”)

Global Growth Fund is a diversified investment company. Select Fund is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of

33  |

Notes to Financial Statements (continued)

November 30, 2018

America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Domestic exchange-traded single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. On the last

|  34

Notes to Financial Statements (continued)

November 30, 2018

business day of the month, the Funds will fair value S&P 500® Index options using the closing rotation values published by the CBOE. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s Net Asset Value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of November 30, 2018, purchased and written S&P 500® Index options held by Select Fund were fair valued at $700,500 and $(262,500), representing 0.3% and (0.1)% of net assets, respectively, using the closing rotation values published by the CBOE.

As of November 30, 2018, securities held by Global Growth Fund were fair valued as follows:

Equity Securities[1]	Percentage of Net Assets
$16,321,249	28.4%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income, including income reinvested, is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable.

35  |

Notes to Financial Statements (continued)

November 30, 2018

In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  Select Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are

|  36

Notes to Financial Statements (continued)

November 30, 2018

exercised are added to the cost or deducted from the proceeds on the underlying instrument or index to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument or index to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced.

e.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets for the year ended November 30, 2017 have been conformed to the new disclosure requirements. Where the prior disclosure of Distributions to Shareholders separately stated distributions from net investment income and from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Undistributed Net Investment Income has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at November 30, 2017:

Global Growth Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(578)
Class C	(7)
Class Y	(44,506)
Net realized capital gains
Class A	(3,916)
Class C	(498)
Class Y	(200,228)

Total distributions	$(249,733)

UNDISTRIBUTED NET INVESTMENT INCOME	$46,568

37  |

Notes to Financial Statements (continued)

November 30, 2018

Select Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(9,096)
Class Y	(277,073)
Net realized capital gains
Class A	(328,006)
Class C	(124,325)
Class Y	(1,583,641)

Total distributions	$(2,322,141)

UNDISTRIBUTED NET INVESTMENT INCOME	$569,142

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of November 30, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

|  38

Notes to Financial Statements (continued)

November 30, 2018

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, deferred Trustees’ fees, distribution redesignations and partnership basis adjustments. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, return of capital distributions received, partnership basis adjustments and options contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended November 30, 2018 and 2017 were as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Growth Fund	$186,759	$406,351	$593,110	$249,733	$—	$249,733
Select Fund	1,293,964	12,829,754	14,123,718	286,169	2,035,972	2,322,141

For the year ended November 30, 2017, differences between amounts previously reported and now disclosed in Note 2e of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

39  |

Notes to Financial Statements (continued)

November 30, 2018

As of November 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Global Growth Fund	Select Fund
Undistributed ordinary income	$136,913	$417,937
Undistributed long-term capital gains	1,933,979	16,893,030

Total undistributed earnings	2,070,892	17,310,967

Unrealized appreciation	1,206,493	20,165,365

Total accumulated earnings	$3,277,385	$37,476,332

As of November 30, 2018, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Global Growth Fund	Select Fund
Federal tax cost	$56,740,732	$181,223,090

Gross tax appreciation	$3,890,650	$27,985,544
Gross tax depreciation	(2,682,820)	(7,820,140)

Net tax appreciation	$1,207,830	$20,165,404

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market and capital gains taxes.

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of November 30, 2018, each Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter

|  40

Notes to Financial Statements (continued)

November 30, 2018

into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2018, at value:

Global Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$7,107,823	$1,675,105	$—	$8,782,928
Denmark	—	1,949,945	—	1,949,945
France	—	2,568,687	—	2,568,687
Italy	—	527,984	—	527,984
Switzerland	—	5,031,408	—	5,031,408
United Kingdom	—	4,568,120	—	4,568,120
All Other Common Stocks(a)	34,120,802	—	—	34,120,802

Total Common Stocks	41,228,625	16,321,249	—	57,549,874

Short-Term Investments	—	398,658	—	398,658

Total	$41,228,625	$16,719,907	$—	$57,948,532

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2018, there were no transfers among Levels 1, 2 and 3.

41  |

Notes to Financial Statements (continued)

November 30, 2018

Select Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$190,362,129	$—	$—	$190,362,129
Purchased Options(a)	—	700,500	—	700,500
Short-Term Investments	—	8,934,453	—	8,934,453

Total	$190,362,129	$9,634,953	$—	$199,997,082

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$ (262,500)	$—	$ (262,500)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2018, there were no transfers among Levels 1, 2 and 3.

4.   Derivatives.   Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Select Fund used during the period include option contracts.

Select Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use purchased and written put options to hedge against a decline in values. The Fund may also use written call options to collect incremental income on an equity position it holds. During the year ended November 30, 2018, the Fund engaged in purchased and written put options for hedging purposes.

The following is a summary of derivative instruments for the Select Fund as of November 30, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded asset derivatives
Equity contracts	$700,500

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(262,500)

[1]	Represents purchased options, at value.

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Notes to Financial Statements (continued)

November 30, 2018

Transactions in derivative instruments for Select Fund during the year ended November 30, 2018, as reflected within the Statements of Operations, were as follows:

Net Realized Gain on:	Investments[2]	Options written
Equity contracts	$(2,268,924)	$1,738,800

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$(649,799)	$514,397

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statements of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity, as a percentage of net assets, for Select Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the year ended November 30, 2018:

Select Fund**	Put Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Securities	43.36%	0.17%	43.36%
Highest Market Value of Underlying Securities	45.33%	0.00%	45.33%
Lowest Market Value of Underlying Securities	40.16%	0.00%	40.16%
Market Value of Underlying Securities as of November 30, 2018	41.48%	0.00%	41.48%

**

Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures, and for indices by multiplying option contracts by the contract multiplier by the price of the option’s underlying index.

Amounts outstanding at the end of the prior period are included in the average amount outstanding.

5.  Purchases and Sales of Securities.  For the year ended November 30, 2018, purchases and sales of securities (excluding short-term investments, option contracts and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Growth Fund	$50,489,707	$10,373,077
Select Fund	131,930,748	98,106,938

43  |

Notes to Financial Statements (continued)

November 30, 2018

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Global Growth Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.80%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors, L.P. (“Natixis Advisors”), serves as investment adviser to the Select Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.80%, calculated daily and payable monthly, based on the Fund’s average daily net assets. Prior to July 1, 2018, the Fund paid a management fee at the annual rate of 0.85%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors has entered into a subadvisory agreement with Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). Under the terms of the subadvisory agreement, the Fund pays a subadvisory fee at the annual rate of 0.53%, calculated daily and payable monthly, based on the Fund’s average daily net assets. Payments to Natixis Advisors are reduced by the amount of payments to Vaughan Nelson.

Loomis Sayles and Natixis Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until March 31, 2019 for Global Growth Fund and until March 31, 2020 for Select Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended November 30, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Growth Fund	1.30%	2.05%	1.00%	1.05%
Select Fund	1.20%	1.95%	0.90%	0.95%

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Notes to Financial Statements (continued)

November 30, 2018

Prior to July 1, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Select Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Select Fund	1.25%	2.00%	0.95%	1.00%

Loomis Sayles and Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended November 30, 2018, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Global Growth Fund	$343,594	$137,221	$11,497	$194,876	0.80%	0.45%
Select Fund	1,580,358	69,517	29,515	1,481,326	0.83%	0.78%

[1]	Contractual management fee waivers are subject to possible recovery until November 30, 2019.
[2]	Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

No expenses were recovered for any of the Funds during the year ended November 30, 2018 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution

45  |

Notes to Financial Statements (continued)

November 30, 2018

in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended November 30, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Global Growth Fund	$4,422	$871	$2,614
Select Fund	55,431	17,752	53,257

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in

|  46

Notes to Financial Statements (continued)

November 30, 2018

an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2019.

For the year ended November 30, 2018, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Global Growth Fund	$18,788	$89	$18,699
Select Fund	83,694	319	83,375

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended November 30, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Growth Fund	$4,963
Select Fund	54,402

As of November 30, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Growth Fund	$54
Select Fund	466

47  |

Notes to Financial Statements (continued)

November 30, 2018

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended November 30, 2018 were as follows:

Fund	Commissions
Global Growth Fund	$1,459
Select Fund	2,579

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

Effective January 1, 2019, the Chairperson of the Board will receive a retainer fee at the annual rate of $360,000, each Independent Trustee (other than the Chairperson) will

|  48

Notes to Financial Statements (continued)

November 30, 2018

receive, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $15,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

An officer and employee of Loomis Sayles is also a Trustee of the Trust.

g.  Affiliated Ownership.  As of November 30, 2018, Natixis and affiliates held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund
Global Growth Fund	28.02%
Select Fund	Less than 0.01%

Investment activities of affiliated shareholders could have material impacts on the Funds.

On December 30, 2017, Natixis contributed $8,000,000 in additional seed money to the Global Growth Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through March 31, 2019 and is not subject to recovery under the expense limitation agreement described above.

For the year ended November 30, 2018, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
Global Growth Fund	$271
Select Fund	153

49  |

Notes to Financial Statements (continued)

November 30, 2018

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended November 30, 2018, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Global Growth Fund	$428	$87	$271	$8,931
Select Fund	7,595	2,438	153	55,044

8.  Line of Credit.  Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

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Notes to Financial Statements (continued)

November 30, 2018

For the year ended November 30, 2018, neither Fund had borrowings under this agreement.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Select Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of November 30, 2018, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6g)	Total Percentage of Ownership
Global Growth Fund	1	36.25%	28.02%	59.32%
Select Fund	1	5.71%	—	5.71%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

51  |

Notes to Financial Statements (continued)

November 30, 2018

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2018		Year Ended November 30, 2017(a)
Global Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	55,513	$750,169	110,685	$1,346,389
Issued in connection with the reinvestment of distributions	3,442	45,503	433	4,494
Redeemed	(34,098)	(459,170)	(15,006)	(194,373)

Net change	24,857	$336,502	96,112	$1,156,510

Class C
Issued from the sale of shares	40,688	$552,191	9,171	$113,252
Issued in connection with the reinvestment of distributions	355	4,651	49	505
Redeemed	(4,662)	(62,814)	(1,524)	(19,643)

Net change	36,381	$494,028	7,696	$94,114

Class N
Issued from the sale of shares	370,191	$5,037,806	89	$1,001
Issued in connection with the reinvestment of distributions	3	41	—	—
Redeemed	(157,102)	(2,192,826)	—	—

Net change	213,092	$2,845,021	89	$1,001

Class Y
Issued from the sale of shares	3,420,773	$46,082,848	405,138	$4,736,808
Issued in connection with the reinvestment of distributions	40,764	540,127	23,577	244,734
Redeemed	(741,128)	(10,022,005)	(166,027)	(1,951,684)

Net change	2,720,409	$36,600,970	262,688	$3,029,858

Increase (decrease) from capital share transactions	2,994,739	$40,276,521	366,585	$4,281,483

(a)	From commencement of operations on March 31, 2017 through November 30, 2017 for Class N shares.

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Notes to Financial Statements (continued)

November 30, 2018

11.  Capital Shares (continued).

	Year Ended November 30, 2018		Year Ended November 30, 2017(a)
Select Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	287,426	$5,264,059	198,986	$3,285,770
Issued in connection with the reinvestment of distributions	91,854	1,591,840	19,215	294,183
Redeemed	(600,541)	(11,109,114)	(353,261)	(5,863,901)

Net change	(221,261)	$(4,253,215)	(135,060)	$(2,283,948)

Class C
Issued from the sale of shares	119,507	$2,095,201	65,289	$1,031,341
Issued in connection with the reinvestment of distributions	27,460	457,492	7,207	106,591
Redeemed	(163,783)	(2,883,432)	(173,330)	(2,729,372)

Net change	(16,816)	$(330,739)	(100,834)	$(1,591,440)

Class N
Issued from the sale of shares	—	$—	61	$1,001
Issued in connection with the reinvestment of distributions	5	92	—	—

Net change	5	$92	61	$1,001

Class Y
Issued from the sale of shares	3,898,143	$72,584,750	1,416,626	$23,320,670
Issued in connection with the reinvestment of distributions	649,091	11,300,753	114,285	1,756,565
Redeemed	(1,571,820)	(28,600,202)	(1,657,855)	(27,156,158)

Net change	2,975,414	$55,285,301	(126,944)	$(2,078,923)

Increase (decrease) from capital share transactions	2,737,342	$50,701,439	(362,777)	$(5,953,310)

(a)	From commencement of operations on March 31, 2017 through November 30, 2017 for Class N shares.

53  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of Loomis Sayles Global Growth Fund and Vaughan Nelson Select Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Global Growth Fund and Vaughan Nelson Select Fund (two of the funds constituting Natixis Funds Trust II, hereafter collectively referred to as the “Funds”) as of November 30, 2018, the related statements of operations for the year ended November 30, 2018, the statements of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2018 and each of the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, and brokers; when replies

|  54

Report of Independent Registered Public Accounting Firm

were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 23, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

55  |

2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended November 30, 2018, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Growth Fund	55.40%
Select Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended November 30, 2018, unless subsequently determined to be different.

Fund	Amount
Global Growth Fund	$406,351
Select Fund	12,829,754

Qualified Dividend Income.  For the fiscal year ended November 30, 2018, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Growth Fund
Select Fund

|  56

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

57  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

59  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

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Trustee and Officer Information

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the [Trust/Trusts]	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE [TRUST/TRUSTS]

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

63  |

Annual Report

November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Managers:	Symbols:
Kevin J. Perry*	Class A LSFAX
John R. Bell	Class C LSFCX
Michael L. Klawitter, CFA® **	Class N LSFNX
Loomis, Sayles & Company, L.P.	Class Y LSFYX

*	Kevin Perry will retire effective March 2019.

**	Michael Klawitter joined the portfolio management team on July 12, 2018.

Investment Goal

The Fund seeks to provide a high level of current income.

Market Conditions

Financial markets generally rewarded riskier assets during the reporting period, as the bank loan market outperformed less risky fixed income asset classes and loan returns for the period generally favored lower-rated loans. Volatility increased during the last two months of the reporting period, and the majority of loans in the S&P/LSTA Leveraged Loan index were priced between 98 and par at the end of the period.

The three major sources of technical demand for bank loans were generally positioned favorably. Collateralized loan obligation (CLO) issuance was very strong at $133 billion, and retail flows were positive for most of the period, totaling $8 billion. In addition, institutional demand appears to have had a modest positive impact.

A demand surplus occurred for most of the period, but conditions reversed in October and through November. Nonetheless, the bank loan index grew by approximately 18% and now stands at $1.13 trillion.

Performance Results

For the 12 months ended November 30, 2018, Class Y shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund returned 3.03% at net asset value. The Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned 3.47%.

Explanation of Fund Performance

We have seen a few issuers, including some of our high yield bonds, endure some volatility over the past few months, contributing to return below the benchmark. We believe that in the aggregate these issues will be positive contributors to performance and we are generally choosing to hold through that volatility.

We targeted a yield advantage for the Fund relative to the benchmark in most market conditions. Looking at account return, the Fund’s best performing industry was equipment leasing, while the worst was home furnishings. Holdings of second lien loans, which are subordinate to more senior loans, contributed to our overall performance.

1  |

The Fund is currently positioned with about 88% in bank loans, 6% in bonds and 6% held in cash on a trade-date basis, very much in line with the allocations over the prior 12 months. A relatively small allocation to high yield corporate bonds detracted from performance over the period. We continue to believe the high yield market looks expensive when compared to bank loans. The Fund’s exposure to second liens decreased somewhat during the 12-month period as some second liens were repaid and the inventory available in the market declined.

The bank loan market generally experienced positive investor sentiment during the period, though financial markets generally saw greater volatility during the last two months of the period. The fund continued its focus on credit selection and generating a high level of current income rather than defensive tactics. This is due to our fundamentally positive intermediate view of the US loan market. There were no significant shifts in our macroeconomic view during the reporting period.

Outlook

We expect CLO formation to remain a positive technical driver for loan demand through 2019. We expect to see future coupon increases on loans as the Federal Reserve raises rates and for the market to anticipate such increases. We believe that low levels of loan maturities through 2019 and 2020, coupled with high rates of refinancing, should help keep default rates below historic averages. We are wary of market sentiment that seems eager to embrace negative long-term views. However, risk-off markets may occur at any time if investors react to one or more of the ever-present global risk factors.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

September 30, 2011 (inception) through November 30, 2018

See notes to chart on page 3.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Average Annual Total Returns — November 30, 20184

					Expense Ratios[5]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 9/30/11)[1]			Class Y/A/C	Class N
NAV	3.03%	4.11%	5.92%	—%	0.83%	0.80%

Class A (Inception 9/30/11)
NAV	2.78	3.85	5.66	—	1.08	1.05
With 3.50% Maximum Sales Charge	-0.83	3.12	5.13	—

Class C (Inception 9/30/11)
NAV	2.02	3.07	4.87	—	1.83	1.80
With CDSC[2]	1.04	3.07	4.87	—

Class N (Inception 3/31/2017)
NAV	3.08	—	—	3.82	0.92	0.75

Comparative Performance
S&P/LSTA Leveraged Loan Index[3]	3.47	3.68	4.98	3.61

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933. 9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	The S&P/LSTA Leveraged Loan Index (LLI) covers loan facilities and reflects the market-value-weighted performance of U.S. dollar-denominated institutional leveraged loans.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 3/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

3  |

ADDITIONAL INFORMATION

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  4

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2018 through November 30, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

5  |

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2018	ENDING ACCOUNT VALUE 11/30/2018	EXPENSES PAID DURING PERIOD* 6/1/2018 – 11/30/2018
Class A
Actual	$1,000.00	$1,005.00	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32
Class C
Actual	$1,000.00	$1,001.20	$9.03
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10
Class N
Actual	$1,000.00	$1,007.60	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.75
Class Y
Actual	$1,000.00	$1,006.30	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.74% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  6

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)
Senior Loans — 88.0% of Net Assets
	Aerospace & Defense — 1.8%
$19,067,818	Advanced Integration Technology LP, 2017 Term Loan B, LIBOR + 4.750%, 7.456%, 4/03/2023(a)	$18,972,479
16,023,460	Constellis Holdings LLC, 2017 1st Lien Term Loan, 3-month LIBOR + 5.000%, 7.386%, 4/21/2024(b)	15,702,991
4,309,470	CPI International, Inc., 2017 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.845%, 7/26/2024(b)	4,296,886
4,474,443	Engility Corp., Term Loan B2, 1-month LIBOR + 2.750%, 5.095%, 8/12/2023(b)	4,472,027
6,034,750	EXC Holdings III Corp., USD 2017 1st Lien Term Loan, 3-month LIBOR + 3.500%, 5.886%, 12/02/2024(b)	5,989,489
13,646,375	MHVC Acquisition Corp., 2017 Term Loan, 3-month LIBOR + 5.250%, 7.640%, 4/29/2024(b)	13,475,795
8,562,032	WP CPP Holdings LLC, 2018 Term Loan, LIBOR + 3.750%, 6.280%, 4/30/2025(a)	8,487,114

		71,396,781

	Airlines — 0.2%
7,457,473	Atlantic Aviation FBO Inc., 2018 Term Loan B, 11/29/2025(c)	7,438,829

	Automotive — 4.9%
14,013,844	Autodata, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.250%, 5.595%, 12/13/2024(b)	13,733,567
16,865,169	BBB Industries U.S. Holdings, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 4.500%, 6.814%, 8/01/2025(b)	16,844,088
17,489,253	Capital Automotive LP, 2017 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 8.350%, 3/24/2025(b)	17,511,115
19,736,589	Dayco Products LLC, 2017 Term Loan B, 3-month LIBOR + 4.250%, 6.957%, 5/19/2023(b)	19,637,906
12,294,077	DexKo Global, Inc., 2018 USD Term Loan, 1-month LIBOR + 3.500%, 5.845%, 7/24/2024(b)	12,176,300
12,597,317	Holley Purchaser, Inc., Term Loan B, 3-month LIBOR + 5.000%, 7.508%, 10/24/2025(b)	12,345,371
12,037,244	Innovative Xcessories & Services LLC, Term Loan B, 1-month LIBOR + 4.750%, 7.070%, 11/29/2022(b)	11,977,058
14,142,450	K&N Engineering, Inc., 1st Lien Term Loan, 3-month LIBOR + 4.750%, 7.136%, 10/19/2023(b)	14,071,738
15,672,720	L&W, Inc., 2018 Term Loan B, 1-month LIBOR + 4.000%, 6.315%, 5/22/2025(b)	15,476,811
15,770,114	Trico Group LLC, 2018 Term Loan, 3-month LIBOR + 6.500%, 9.207%, 2/02/2024(b)	15,691,263
19,652,786	Truck Hero, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.750%, 6.065%, 4/21/2024(b)	19,279,383
8,718,714	U.S. Farathane LLC, 2017 Term Loan B4, 3-month LIBOR + 3.500%, 5.886%, 12/23/2021(b)	8,609,730
15,779,091	Wand Intermediate I LP, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 9.584%, 9/19/2022(b)	15,739,643

		193,093,973

	Brokerage — 0.1%
2,943,000	Edelman Financial Center LLC, 2018 1st Lien Term Loan, 3-month LIBOR + 3.250%, 5.686%, 7/21/2025(b)	2,915,424

See accompanying notes to financial statements.

7  |

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Brokerage — continued
$1,903,000	Edelman Financial Center LLC, 2018 2nd Lien Term Loan, 3-month LIBOR + 6.750%, 9.186%, 7/20/2026(b)	$1,874,455

		4,789,879

	Building Materials — 3.3%
22,227,442	CPG International, Inc., 2017 Term Loan, 6-month LIBOR + 3.750%, 6.251%, 5/05/2024(b)	21,949,599
2,078,365	DiversiTech Holdings, Inc., 2018 1st Lien Term Loan, 6/03/2024(c)	2,036,797
19,178,816	DiversiTech Holdings, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 3.000%, 5.345%, 6/03/2024(b)	18,795,239
21,077,000	Interior Logic Group, Inc., 2018 Term Loan B, 2-month LIBOR + 4.000%, 6.391%, 5/30/2025(b)	20,958,547
18,687,905	Janus International Group LLC, 2018 1st Lien Term Loan, 1-month LIBOR + 3.000%, 5.345%, 2/12/2025(b)	18,244,068
7,055,719	Mannington Mills, Inc., Term Loan B, 3-month LIBOR + 3.750%, 6.136%, 10/01/2021(b)	7,023,404
10,807,608	Ply Gem Midco, Inc., 2018 Term Loan, 3-month LIBOR + 3.750%, 6.175%, 4/12/2025(b)	10,564,437
11,616,472	VC GB Holdings, Inc., 2017 1st Lien Term Loan, 1-month LIBOR + 3.000%, 5.345%, 2/28/2024(b)	11,355,102
3,625,860	VC GB Holdings, Inc., 2nd Lien Term Loan, 1-month LIBOR + 8.000%, 10.345%, 2/28/2025(b)	3,589,601
15,122,547	Wilsonart LLC, 2017 Term Loan B, 3-month LIBOR + 3.250%, 5.640%, 12/19/2023(b)	14,865,464

		129,382,258

	Chemicals — 2.1%
3,030,000	ASP Chromaflo Intermediate Holdings, Inc., 2016 2nd Lien Term Loan, 1-month LIBOR + 8.000%, 10.345%, 11/14/2024(b)	3,018,638
2,880,203	DuBois Chemicals, Inc., 2017 1st Lien Term Loan B, 1-month LIBOR + 3.250%, 5.595%, 3/15/2024(b)	2,837,000
14,244,000	Natgasoline LLC, Term Loan B, 3-month LIBOR + 3.500%, 6.250%, 11/14/2025(b)	14,208,390
9,838,559	Plaskolite, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.845%, 11/03/2022(b)	9,789,366
15,711,885	PMHC II, Inc., 2018 1st Lien Term Loan, LIBOR + 3.500%, 6.151%, 3/31/2025(a)	14,847,732
12,600,000	Polymer Additives, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 6.000%, 8.349%, 7/31/2025(b)	11,970,000
9,850,000	Starfruit Finco BV, 2018 USD Term Loan B, 1-month LIBOR + 3.250%, 5.549%, 10/01/2025(b)	9,702,250
15,740,756	Transcendia, Inc., 2017 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.845%, 5/30/2024(b)	15,596,413

		81,969,789

	Construction Machinery — 0.3%
3,266,549	Onsite Rental Group Pty Ltd., Notes, 6.100%, 10/26/2023, 144A(d)(e)(f)	2,515,243
2,389,195	Onsite Rental Group Pty Ltd., Term Loan B, 1-month LIBOR + 4.500%, 6.815%, 10/26/2022(b)(d)(e)	2,341,411

See accompanying notes to financial statements.

|  8

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Construction Machinery — continued
$7,502,764	Utility One Source LP, Term Loan B, 1-month LIBOR + 5.500%, 7.845%, 4/18/2023(b)	$7,596,549

		12,453,203

	Consumer Cyclical Services — 7.5%
10,359,685	Access CIG LLC, 2018 1st Lien Term Loan, LIBOR + 3.750%, 6.456%, 2/27/2025(a)	10,338,966
483,039	Access CIG LLC, 2018 2nd Lien Delayed Draw Term Loan, 3-month LIBOR + 7.750%, 10.457%, 2/27/2026(b)	480,624
8,991,961	Access CIG LLC, 2018 2nd Lien Term Loan, 1-month LIBOR + 7.750%, 10.457%, 2/27/2026(b)	8,947,001
1,297,255	Access CIG LLC, 2018 Delayed Draw Term Loan, 3.750%, 2/27/2025(g)	1,294,662
3,312,355	Access CIG LLC, 2018 Incremental Term Loan, LIBOR + 3.750%, 6.456%, 2/27/2025(a)	3,305,730
14,173,642	Allied Universal Holdco LLC, 2015 Term Loan, 3-month LIBOR + 3.750%, 6.136%, 7/28/2022(b)	13,845,947
10,000,000	Allied Universal Holdco LLC, Incremental Term Loan, 2-month LIBOR + 4.250%, 6.641%, 7/28/2022(b)	9,818,800
16,635,361	ASP MCS Acquisition Corp., Term Loan B, 3-month LIBOR + 4.750%, 7.136%, 5/18/2024(b)	13,599,408
12,905,349	Boing U.S. Holdco, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 3.250%, 5.839%, 10/03/2024(b)	12,824,690
5,920,667	Boing U.S. Holdco, Inc., 2017 2nd Lien Term Loan, 3-month LIBOR + 7.500%, 10.089%, 10/03/2025(b)	5,817,055
18,998,400	ConvergeOne Holdings Corp., 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 6.095%, 4/04/2025(b)	18,974,652
15,962,117	DG Investment Intermediate Holdings 2, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 3.000%, 5.345%, 2/03/2025(b)	15,642,874
1,890,000	DG Investment Intermediate Holdings 2, Inc., 2018 2nd Lien Term Loan, 1-month LIBOR + 6.750%, 9.095%, 2/02/2026(b)	1,852,200
18,761,200	DTI Holdco, Inc., 2018 Term Loan B, LIBOR + 4.750%, 7.276%, 9/30/2023(a)	17,647,348
25,678,732	DTZ U.S. Borrower LLC, 2018 Add On Term Loan B, 1-month LIBOR + 3.250%, 5.595%, 8/21/2025(b)	25,269,413
16,799,940	Duff & Phelps Corp., 2017 Term Loan B, 1-month LIBOR + 3.250%, 5.595%, 2/13/2025(b)	16,564,741
5,425,296	Garda World Security Corp., 2017 Term Loan, 3-month LIBOR + 3.500%, 5.821%, 5/24/2024(b)	5,366,540
15,512,929	Guidehouse LLP, 2018 Term Loan, 1-month LIBOR + 3.250%, 5.595%, 5/01/2025(b)	15,319,017
14,036,013	Imagine! Print Solutions, Inc., 2017 Term Loan, 1-month LIBOR + 4.750%, 7.100%, 6/21/2022(b)	13,404,392
16,206,698	National Intergovernmental Purchasing Alliance Co., 1st Lien Term Loan, 3-month LIBOR + 3.750%, 6.136%, 5/23/2025(b)	16,125,664
14,714,957	Southern Graphics, Inc., 2018 Term Loan B, LIBOR + 3.250%, 5.674%, 12/31/2022(a)	14,015,996
5,238,687	Sterling Infosystems, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.845%, 6/19/2024(b)	5,196,149

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Cyclical Services — continued
$4,565,076	STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 3-month LIBOR + 5.250%, 7.777%, 6/30/2022(b)	$4,547,957
10,014,039	TruGreen LP, 2017 Term Loan, 1-month LIBOR + 4.000%, 6.318%, 4/13/2023(b)	10,026,557
3,122,084	TwentyEighty, Inc., Term Loan B, 4.000% PIK, 4.000% Cash, 3/31/2020(f)(h)	3,036,227
2,319,242	TwentyEighty, Inc., Term Loan C, 8.750% PIK, 0.250% Cash, 3/31/2020(f)(h)	2,255,462
15,184,988	Vestcom Parent Holdings, Inc., 2016 1st Lien Term Loan, 1-month LIBOR + 4.000%, 6.345%, 12/19/2023(b)	14,995,176
901	Vestcom Parent Holdings, Inc., 2016 1st Lien Term Loan, Prime + 3.000%, 8.250%, 12/19/2023(b)	890
12,512,767	West Corp., 2017 Term Loan, LIBOR + 4.000%, 6.526%, 10/10/2024(a)	12,012,256
3,335,599	William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, LIBOR + 2.750%, 5.280%, 5/18/2025(a)	3,269,921

		295,796,315

	Consumer Products — 6.9%
35,996,740	Advantage Sales & Marketing, Inc., 2014 2nd Lien Term Loan, 1-month LIBOR + 6.500%, 8.845%, 7/25/2022(b)	28,932,380
22,951,000	Anastasia Parent LLC, 2018 Term Loan B, 1-month LIBOR + 3.750%, 6.068%, 8/11/2025(b)	22,587,686
15,273,987	Augusta Sportswear Group, Inc., Term Loan B, 1-month LIBOR + 4.500%, 6.845%, 10/26/2023(b)	14,300,271
15,000,000	CWGS Group LLC, 2016 Term Loan, 1-month LIBOR + 2.750%, 5.064%, 11/08/2023(i)	13,837,500
12,574,893	Global Appliance, Inc., Term Loan B, 1-month LIBOR + 4.000%, 6.350%, 9/29/2024(b)	12,166,209
12,436,851	Highline Aftermarket Acquisition LLC, 2018 Term Loan B, 1-month LIBOR + 3.500%, 5.875%, 4/26/2025(b)	12,281,390
12,483,097	Inmar Holdings, Inc., 2017 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.845%, 5/01/2024(b)	12,399,834
11,725,518	Ozark Holdings LLC, Term Loan B, 1-month LIBOR + 3.250%, 5.595%, 7/01/2023(b)	11,271,154
15,930,075	Pelican Products, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.814%, 5/01/2025(b)	15,750,862
16,351,970	Polyconcept Investments BV, USD 2016 Term Loan B, 1-month LIBOR + 3.750%, 6.095%, 8/16/2023(b)	16,229,330
8,836,833	Rodan & Fields LLC, 2018 Term Loan B, 1-month LIBOR + 4.000%, 6.307%, 6/06/2025(b)	8,085,702
4,289,693	Serta Simmons Bedding LLC, 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.815%, 11/08/2023(i)	3,782,094
16,335,507	Serta Simmons Bedding LLC, 2nd Lien Term Loan, 1-month LIBOR + 8.000%, 10.318%, 11/08/2024(b)	12,159,824
20,148,503	SIWF Holdings, Inc., 1st Lien Term Loan, 1-month LIBOR + 4.250%, 6.553%, 6/15/2025(b)	19,821,089
15,893,160	Strategic Partners, Inc., 2016 Term Loan, 1-month LIBOR + 3.750%, 6.095%, 6/30/2023(b)	15,773,961
24,460,000	Thor Industries, Inc., USD Term Loan B, 10/30/2025(c)	24,093,100
14,320,075	Weight Watchers International, Inc., 2017 Term Loan B, 3-month LIBOR + 4.750%, 7.150%, 11/29/2024(b)	14,329,097

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Products — continued
$18,005,726	Wellness Merger Sub, Inc., 1st Lien Term Loan, 3-month LIBOR + 4.250%, 6.957%, 6/30/2024(b)	$17,825,669

		275,627,152

	Diversified Manufacturing — 1.6%
17,378,362	Cortes NP Acquisition Corp., 2017 Term Loan B, 3-month LIBOR + 4.000%, 6.707%, 11/30/2023(b)	16,813,565
22,000,360	Engineered Machinery Holdings, Inc., USD 1st Lien Term Loan, 3-month LIBOR + 3.250%, 5.636%, 7/19/2024(b)	21,505,352
10,526,424	NN, Inc., 2016 Term Loan B, 1-month LIBOR + 3.750%, 6.095%, 10/19/2022(b)	10,394,844
14,972,822	Robertshaw U.S. Holding Corp., 2018 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.875%, 2/28/2025(b)	14,448,773

		63,162,534

	Electric — 1.1%
7,552,699	Anemoi Acquisition Holdings LLC, Term Loan B, 3-month LIBOR + 4.250%, 6.636%, 6/26/2022(b)	7,533,817
1,871,508	APLP Holdings LP, 2016 Term Loan B, 1-month LIBOR + 2.750%, 5.095%, 4/13/2023(b)	1,851,240
12,556,000	CRCI Longhorn Holdings, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.817%, 8/08/2025(b)	12,446,135
14,854,596	Mirion Technologies, Inc., Term Loan B, 3-month LIBOR + 4.750%, 7.136%, 3/31/2022(b)	14,706,050
7,763,000	Spade Facilities II LLC, Term Loan, 11/15/2025(c)	7,763,000

		44,300,242

	Environmental — 0.6%
12,521,435	EnergySolutions LLC, 2018 Term Loan B, 3-month LIBOR + 3.750%, 6.136%, 5/09/2025(b)	12,145,792
4,235,220	USS Ultimate Holdings, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.750%, 6.095%, 8/25/2024(b)	4,161,104
9,747,685	Zep, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 4.000%, 6.386%, 8/12/2024(b)	9,053,162

		25,360,058

	Financial Other — 2.4%
21,329,865	Amynta Agency Borrower, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 4.000%, 6.345%, 2/28/2025(b)	21,116,566
13,571,959	AqGen Ascensus, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.500%, 5.886%, 12/03/2022(b)	13,478,720
584,863	AqGen Ascensus, Inc., 2018 Delayed Draw Term Loan, 3.500%, 12/03/2022(g)	579,745
650,763	AqGen Ascensus, Inc., 2018 Delayed Draw Term Loan, LIBOR + 3.500%, 4.757%, 12/03/2022(a)	645,068
2,049,078	AqGen Ascensus, Inc., 2018 Incremental Term Loan, 3-month LIBOR + 3.500%, 5.886%, 12/03/2022(b)	2,035,001
11,008,142	DBRS Ltd., Term Loan, 3-month LIBOR + 5.250%, 7.957%, 3/04/2022(b)	10,980,621
13,390,251	LifeMiles Ltd., Term Loan B, 3-month LIBOR + 5.500%, 7.800%, 8/18/2022(b)	13,390,251
5,648,389	NAB Holdings LLC, 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 5.386%, 7/01/2024(b)	5,478,937

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Financial Other — continued
$12,975,931	Resolute Investment Managers, Inc., 2017 1st Lien Term Loan B, 3-month LIBOR + 3.250%, 5.636%, 4/30/2022(b)	$12,959,711
14,625,995	Wall Street Systems Delaware, Inc., 2017 Term Loan B, 3-month LIBOR + 3.000%, 5.386%, 11/21/2024(b)	14,406,605

		95,071,225

	Food & Beverage — 2.9%
15,014,698	AI Aqua Merger Sub, Inc., 2017 1st Lien Term Loan B, 1-month LIBOR + 3.250%, 5.595%, 12/13/2023(b)	14,836,474
4,726,523	AI Aqua Merger Sub, Inc., 2017 Incremental Term Loan, 1-month LIBOR + 3.250%, 5.595%, 12/13/2023(b)	4,655,625
2,706,227	Arctic Glacier U.S.A., Inc., 2018 Term Loan B, 3/20/2024(c)	2,672,399
4,355,271	Arctic Glacier U.S.A., Inc., 2018 Term Loan B, 1-month LIBOR + 3.500%, 5.845%, 3/20/2024(b)	4,300,830
8,501,000	CPM Holdings, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 6.057%, 11/15/2025(b)	8,474,477
18,972,771	Give & Go Prepared Foods Corp., 2017 1st Lien Add-On Term Loan, 3-month LIBOR + 4.250%, 6.636%, 7/29/2023(b)	16,854,082
20,529,240	Hearthside Food Solutions LLC, 2018 Term Loan B, 1-month LIBOR + 3.688%, 6.032%, 5/23/2025(b)	19,964,686
9,910,029	High Liner Foods, Inc., Refi Term Loan B, 3-month LIBOR + 3.250%, 5.648%, 4/24/2021(i)	9,199,777
14,551,876	Proampac PG Borrower LLC, 2016 1st Lien Term Loan, LIBOR + 3.500%, 5.984%, 11/18/2023(a)	14,310,897
8,696,205	Sigma Bidco BV, 2018 USD Term Loan B2, 3-month LIBOR + 3.000%, 5.398%, 7/02/2025(b)	8,536,804
11,980,825	UTZ Quality Foods LLC, 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.845%, 11/21/2024(b)	11,898,517

		115,704,568

	Gaming — 0.2%
8,662,290	Stars Group Holdings B.V. (The), 2018 USD Incremental Term Loan, 3-month LIBOR + 3.500%, 5.886%, 7/10/2025(b)	8,622,097

	Health Insurance — 1.2%
12,846,000	Sedgwick Claims Management Services, Inc., 2018 Term Loan B, 12/31/2025(c)	12,701,483
34,332,234	Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, 1-month LIBOR + 5.750%, 8.095%, 2/28/2022(b)	34,289,318

		46,990,801

	Healthcare — 4.1%
15,694,068	Argon Medical Devices, Inc., 2017 1st Lien Term Loan B, 1-month LIBOR + 3.750%, 6.095%, 1/23/2025(b)	15,605,867
8,663,546	ATI Holdings Acquisition, Inc., 2016 Term Loan, 1-month LIBOR + 3.500%, 5.807%, 5/10/2023(b)	8,609,399
10,851,745	BCPE Eagle Buyer LLC, 2017 1st Lien Term Loan, 1-month LIBOR + 4.250%, 6.595%, 3/18/2024(b)	10,499,063
14,497,078	Carestream Dental Equipment, Inc, 2017 1st Lien Term Loan, 3-month LIBOR + 3.250%, 5.636%, 9/01/2024(b)	14,134,651

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — continued
$2,350,000	DuPage Medical Group Ltd., 2nd Lien Term Loan, 1-month LIBOR + 7.000%, 9.306%, 8/15/2025(b)	$2,350,000
11,201,201	Explorer Holdings, Inc., 2016 Term Loan B, 3-month LIBOR + 3.750%, 6.136%, 5/02/2023(b)	11,145,195
2,379,000	Gentiva Health Services, Inc., 2018 2nd Lien Term Loan, 1-month LIBOR + 7.000%, 9.375%, 7/02/2026(b)	2,390,895
10,919,461	GHX Ultimate Parent Corp., 2017 1st Lien Term Loan, 3-month LIBOR + 3.250%, 5.636%, 6/28/2024(b)	10,687,422
17,468,927	HC Group Holdings III, Inc., 2018 Term Loan B, 1-month LIBOR + 3.750%, 6.095%, 4/07/2022(b)	17,447,091
8,521,469	NMSC Holdings, Inc., 1st Lien Term Loan, 6-month LIBOR + 5.000%, 7.594%, 4/19/2023(b)	8,478,862
15,477,415	Onex TSG Holdings II Corp., 1st Lien Term Loan, 1-month LIBOR + 4.000%, 6.345%, 7/31/2022(b)	15,322,641
6,692,611	St. Georges University, 2018 1st Lien Term Loan B, 1-month LIBOR + 3.500%, 5.850%, 6/21/2025(b)	6,659,148
2,082,146	St. Georges University, 2018 Delayed Draw Term Loan, 3.500%, 6/21/2025(g)	2,071,735
14,388,799	Surgery Center Holdings, Inc., 2017 Term Loan B, 1-month LIBOR + 3.250%, 5.600%, 9/02/2024(b)	14,133,397
7,358,565	Tecomet Inc., 2017 Repriced Term Loan, 1-month LIBOR + 3.500%, 5.815%, 5/01/2024(b)	7,308,012
16,554,000	Verscend Holding Corp., 2018 Term Loan B, 1-month LIBOR + 4.500%, 6.845%, 8/27/2025(b)	16,526,355

		163,369,733

	Home Construction — 0.8%
4,650,346	Fastener Acquisition, Inc., 2018 1st Lien Term Loan, LIBOR + 4.250%, 6.618%, 3/28/2025(a)	4,557,339
16,278,272	Hayward Industries, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.845%, 8/05/2024(b)	16,074,794
13,239,829	LBM Borrower LLC, 2018 1st Lien Term Loan, 3-month LIBOR + 3.750%, 6.277%, 8/20/2022(b)	12,619,278

		33,251,411

	Independent Energy — 1.0%
11,400,000	California Resources Corp., 2017 1st Lien Term Loan, 1-month LIBOR + 4.750%, 7.065%, 12/31/2022(b)	11,466,462
6,160,000	California Resources Corp., Second Out Term Loan, 1-month LIBOR + 10.375%, 12.724%, 12/31/2021(b)	6,555,287
23,593,712	Gavilan Resources LLC, 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 8.306%, 3/01/2024(b)	19,976,088
1,614,240	P2 Upstream Acquisition Co., 1st Lien Term Loan, 3-month LIBOR + 4.000%, 6.600%, 10/30/2020(b)	1,594,062

		39,591,899

	Industrial Other — 6.2%
16,775,266	ABG Intermediate Holdings 2 LLC, 2017 1st Lien Add-On Term Loan, 1-month LIBOR + 3.500%, 5.849%, 9/26/2024(b)	16,618,082
17,002,000	ASP Unifrax Holdings, Inc., Term Loan B, 10/10/2025(c)	16,831,980

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Industrial Other — continued
$19,294,914	Capri Finance LLC, USD 2017 1st Lien Term Loan, 3-month LIBOR + 3.250%, 5.777%, 11/01/2024(b)	$18,957,253
13,530,140	CIBT Global, Inc., 2017 Term Loan, 3-month LIBOR + 3.750%, 6.136%, 6/03/2024(b)	13,428,664
4,579,333	Crosby U.S. Acquisition Corp., 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 8.306%, 11/22/2021(b)	4,436,229
18,619,450	Diamond (BC) B.V., USD Term Loan, LIBOR + 3.000%, 5.526%, 9/06/2024(a)	18,060,866
12,776,177	GI Revelation Acquisition LLC, 2018 1st Lien Term Loan, 1-month LIBOR + 5.000%, 7.345%, 4/16/2025(b)	12,680,356
17,892,578	Harland Clarke Holdings Corp., Term Loan B7, 3-month LIBOR + 4.750%, 7.136%, 11/03/2023(b)	16,435,586
15,836,400	International Textile Group, Inc., 1st Lien Term Loan, 1-month LIBOR + 5.000%, 7.299%, 5/01/2024(b)	15,678,036
7,828,000	International Textile Group, Inc., 2nd Lien Term Loan, 1-month LIBOR + 9.000%, 11.299%, 5/01/2025(b)(d)(e)	7,749,720
10,946,232	Laureate Education, Inc., 2017 Term Loan B, 3-month LIBOR + 3.500%, 6.027%, 4/26/2024(b)	10,905,183
10,306,170	Loparex Holding B.V., 2018 Term Loan, 3-month LIBOR + 4.250%, 6.636%, 4/11/2025(b)	10,280,405
21,558,000	LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.845%, 9/06/2025(b)	21,207,682
1,349,105	Merrill Communications LLC, 2015 Term Loan, 3-month LIBOR + 5.250%, 7.777%, 6/01/2022(b)	1,352,478
13,820,320	NES Global Talent Finance U.S. LLC, 2018 1st Lien Term Loan B, 3-month LIBOR + 5.500%, 8.027%, 5/11/2023(b)	13,820,320
5,017,785	Safe Fleet Holdings LLC, 2018 1st Lien Term Loan, 1-month LIBOR + 3.000%, 5.320%, 2/01/2025(b)	4,835,890
18,893,928	Savage Enterprises LLC, 2018 1st Lien Term Loan B, 1-month LIBOR + 4.500%, 6.820%, 8/01/2025(b)	18,893,928
8,733,855	Sotera Health Holdings LLC, 2017 Term Loan, 1-month LIBOR + 3.000%, 5.345%, 5/15/2022(b)	8,637,783
4,555,022	Unifrax Corp., 2017 USD Term Loan B, 3-month LIBOR + 3.500%, 5.886%, 4/04/2024(b)	4,550,740
9,101,700	WireCo WorldGroup, Inc., 1st Lien Term Loan, 1-month LIBOR + 5.000%, 7.345%, 9/30/2023(b)	9,090,323

		244,451,504

	Internet & Data — 3.3%
6,967,612	CareerBuilder, LLC, Term Loan, 3-month LIBOR + 6.750%, 9.136%, 7/31/2023(b)	6,950,193
14,573,000	EagleView Technology Corp., 2018 Add On Term Loan B, 1-month LIBOR + 3.500%, 5.807%, 8/14/2025(b)	14,381,802
27,629,929	EIG Investors Corp., 2018 1st Lien Term Loan, 3-month LIBOR + 3.750%, 6.434%, 2/09/2023(i)	27,452,821
19,793,288	MH Sub I LLC, 2017 1st Lien Term Loan, 1-month LIBOR + 3.750%, 6.056%, 9/13/2024(b)	19,580,510
8,830,000	MH Sub I LLC, 2017 2nd Lien Term Loan, 1-month LIBOR + 7.500%, 9.806%, 9/15/2025(b)	8,807,925

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Internet & Data — continued
$20,445,125	NeuStar, Inc., 2018 Term Loan B4, 1-month LIBOR + 3.500%, 5.845%, 8/08/2024(b)	$20,151,329
12,838,048	NeuStar, Inc., 2nd Lien Term Loan, 1-month LIBOR + 8.000%, 10.345%, 8/08/2025(b)	12,452,907
6,949,000	WeddingWire, Inc., Term Loan, 11/08/2025(c)	6,896,882
15,718,000	Zacapa LLC, 2018 1st Lien Term Loan B, 3-month LIBOR + 5.000%, 7.386%, 7/02/2025(b)	15,704,954

		132,379,323

	Leisure — 1.6%
12,281,064	CDS U.S. Intermediate Holdings, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 3.750%, 6.136%, 7/08/2022(b)	11,667,011
7,850,316	CDS U.S. Intermediate Holdings, Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.250%, 10.636%, 7/10/2023(b)	6,829,775
23,627,276	Kingpin Intermediate Holdings LLC, 2018 Term Loan B, 1-month LIBOR + 3.500%, 5.840%, 7/03/2024(b)	23,509,140
16,974,964	Leslie’s Poolmart, Inc., 2016 Term Loan, 1-month LIBOR + 3.500%, 5.845%, 8/16/2023(b)	16,728,827
5,636,361	Recess Holdings, Inc., 2017 1st Lien Term Loan, LIBOR + 3.750%, 6.116%, 9/29/2024(a)	5,565,906

		64,300,659

	Media Entertainment — 3.9%
9,147,846	ALM Media Holdings, Inc., 1st Lien Term Loan, 3-month LIBOR + 4.500%, 6.886%, 7/31/2020(b)	8,267,366
6,663,392	Alpha Media LLC, 2016 Term Loan, LIBOR + 6.500%, 8.993%, 2/25/2022(a)	6,355,211
10,414,954	Camelot UK Holdco Ltd., 2017 Repriced Term Loan, 1-month LIBOR + 3.250%, 5.595%, 10/03/2023(b)	10,291,329
20,232,948	Cengage Learning Acquisitions, Inc., 2016 Term Loan B, 1-month LIBOR + 4.250%, 6.556%, 6/07/2023(b)	18,036,257
16,066,065	Comet Bidco Ltd., 2018 USD Term Loan B, LIBOR + 5.000%, 7.705%, 9/30/2024(a)	15,764,826
1,673,324	Extreme Reach, Inc., 1st Lien Term Loan, 1-month LIBOR + 6.250%, 8.600%, 2/07/2020(b)	1,660,774
21,078,000	Extreme Reach, Inc., 2nd Lien Term Loan, 1-month LIBOR + 10.000%, 12.315%, 1/24/2021(b)	20,630,093
20,034,842	Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 1-month LIBOR + 3.000%, 5.349%, 5/31/2021(b)	18,452,090
15,780,060	LSC Communications, Inc., 2017 Term Loan B, 1-month LIBOR + 5.500%, 7.845%, 9/30/2022(b)	15,809,727
22,092,702	McGraw-Hill Global Education Holdings LLC, 2016 Term Loan B, 1-month LIBOR + 4.000%, 6.345%, 5/04/2022(b)	20,352,902
3,225,890	National CineMedia LLC, 2018 Term Loan B, 1-month LIBOR + 3.000%, 5.313%, 6/20/2025(b)	3,199,018
8,400,019	Project Sunshine IV PTY Ltd., 2017 Term Loan B, 1-month LIBOR + 7.000%, 9.345%, 8/21/2022(b)	8,400,019
9,372,919	ProQuest LLC, New Term Loan B, 1-month LIBOR + 3.250%, 5.595%, 10/24/2021(b)	9,345,550

		156,565,162

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Metals & Mining — 1.3%
$11,538,090	American Rock Salt Co. LLC, 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 6.095%, 3/21/2025(b)	$11,451,555
4,736,978	AMG Advanced Metallurgical Group NV, 2018 Term Loan B, 2-month LIBOR + 3.000%, 5.495%, 2/01/2025(b)	4,698,513
19,079,488	GrafTech Finance, Inc., 2018 Term Loan B, 1-month LIBOR + 3.500%, 5.845%, 2/12/2025(b)	18,817,144
18,157,780	U.S. Silica Co., 2018 Term Loan B, 1-month LIBOR + 4.000%, 6.375%, 5/01/2025(b)	16,105,951

		51,073,163

	Midstream — 1.7%
22,022,356	BCP Raptor LLC, Term Loan B, 2-month LIBOR + 4.250%, 6.641%, 6/24/2024(b)	21,218,539
19,482,173	Brazos Delaware II LLC, Term Loan B, 1-month LIBOR + 4.000%, 6.303%, 5/21/2025(b)	18,926,931
1,662,645	EIG Management Company LLC, 2018 Term Loan B, 1-month LIBOR + 3.750%, 6.056%, 2/22/2025(b)	1,667,500
8,444,544	Limetree Bay Terminals LLC, 2017 Term Loan B, 1-month LIBOR + 4.000%, 6.350%, 2/15/2024(b)	8,015,308
16,354,546	Lucid Energy Group II LLC, 2018 1st Lien Term Loan, 1-month LIBOR + 3.000%, 5.306%, 2/17/2025(b)	15,557,262

		65,385,540

	Oil Field Services — 0.6%
28,350,945	Covia Holdings Corp., Term Loan, 3-month LIBOR + 3.750%, 6.136%, 6/01/2025(b)	22,627,740

	Packaging — 2.4%
25,153,906	Flex Acquisition Co., Inc., 2018 Incremental Term Loan, 1-month LIBOR + 3.250%, 5.549%, 6/29/2025(b)	24,738,867
18,527,084	Klockner-Pentaplast of America, Inc., USD 2017 Term Loan B2, 1-month LIBOR + 4.250%, 6.595%, 6/30/2022(b)	16,396,469
6,063,743	PLZ Aeroscience Corp., USD Term Loan, 3-month LIBOR + 3.500%, 5.875%, 7/31/2022(i)	6,010,685
16,754,684	Spectrum Holdings III Corp., 1st Lien Term Loan, 1-month LIBOR + 3.250%, 5.595%, 1/31/2025(b)	16,293,930
16,565,032	Titan Acquisition Ltd., 2018 Term Loan B, 1-month LIBOR + 3.000%, 5.345%, 3/28/2025(b)	15,527,398
1,353,288	TricorBraun Holdings, Inc., 1st Lien Delayed Draw Term Loan, 3-month LIBOR + 3.750%, 6.103%, 11/30/2023(b)	1,347,199
13,430,358	TricorBraun Holdings, Inc., 2016 1st Lien Term Loan, 3-month LIBOR + 3.750%, 6.136%, 11/30/2023(b)	13,369,921

		93,684,469

	Pharmaceuticals — 0.6%
9,438,793	Akorn, Inc., Term Loan B, 1-month LIBOR + 5.500%, 7.875%, 4/16/2021(b)	7,895,550
17,759,449	Endo Luxembourg Finance Co. I S.a.r.l., 2017 Term Loan B, 1-month LIBOR + 4.250%, 6.625%, 4/29/2024(b)	17,655,911

		25,551,461

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Property & Casualty Insurance — 2.3%
$14,747,195	Broadstreet Partners, Inc., 2018 Term Loan B, 1-month LIBOR + 3.250%, 5.595%, 11/08/2023(b)	$14,572,145
19,157,387	Confie Seguros Holding II Co., 2016 Term Loan B, LIBOR + 5.250%, 7.957%, 4/19/2022(a)	19,080,758
2,375,000	Cypress Intermediate Holdings III, Inc., 2017 2nd Lien Term Loan, 1-month LIBOR + 6.750%, 9.095%, 4/27/2025(b)	2,371,034
1,351,326	Hyperion Insurance Group Ltd., 2017 Repriced Term Loan, 12/20/2024(c)	1,342,043
17,736,923	Hyperion Insurance Group Ltd., 2017 Repriced Term Loan, 1-month LIBOR + 3.500%, 5.875%, 12/20/2024(b)	17,615,071
17,213,000	Mitchell International, Inc., 2017 1st Lien Term Loan, 1-month LIBOR + 3.250%, 5.595%, 11/29/2024(b)	16,937,592
21,479,455	York Risk Services Holding Corp., Term Loan B, 1-month LIBOR + 3.750%, 6.095%, 10/01/2021(b)	20,459,181

		92,377,824

	REITs — 0.2%
9,191,432	Forest City Enterprises LP, Term Loan B, 10/24/2025(c)	9,202,921

	Restaurants — 2.7%
15,052,149	Big Jack Holdings LP, 2018 Term Loan B, 1-month LIBOR + 3.250%, 5.600%, 4/05/2024(b)	14,751,106
1,000,000	Flynn Restaurant Group LP, 1st Lien Term Loan, 6/27/2025(c)	971,250
15,947,708	Flynn Restaurant Group LP, 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.845%, 6/27/2025(b)	15,489,212
2,773,000	IRB Holding Corp., 1st Lien Term Loan, 2/05/2025(c)	2,741,221
5,276,485	K-Mac Holdings Corp., 2018 1st Lien Term Loan, 1-month LIBOR + 3.250%, 5.556%, 3/14/2025(b)	5,179,187
16,345,064	Portillo’s Holdings LLC, 1st Lien Term Loan, 3-month LIBOR + 4.500%, 6.886%, 8/02/2021(b)	16,324,633
12,504,000	Portillo’s Holdings LLC, 2nd Lien Term Loan, 3-month LIBOR + 8.000%, 10.386%, 8/01/2022(b)	12,378,960
21,148,341	Red Lobster Management LLC, Term Loan B, 1-month LIBOR + 5.250%, 7.595%, 7/28/2021(b)	20,936,858
7,434,346	Tacala LLC, 1st Lien Term Loan, 1-month LIBOR + 3.250%, 5.595%, 1/31/2025(b)	7,306,550
11,546,664	TMK Hawk Parent Corp., 2017 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.850%, 8/28/2024(b)	10,786,547

		106,865,524

	Retailers — 4.5%
16,335,459	Academy Ltd., 2015 Term Loan B, 1-month LIBOR + 4.000%, 6.304%, 7/01/2022(i)	11,886,660
17,173,443	Array Canada, Inc., Term Loan B, 3-month LIBOR + 5.000%, 7.386%, 2/10/2023(b)	16,465,039
8,363,000	At Home Holding III, Inc., Term Loan, 6/03/2022(c)	8,279,370
10,893,870	At Home Holding III, Inc., Term Loan, 3-month LIBOR + 3.500%, 6.027%, 6/03/2022(b)	10,784,931
25,057,552	Bass Pro Group LLC, Term Loan B, 1-month LIBOR + 5.000%, 7.345%, 9/25/2024(b)	24,728,797

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Retailers — continued
$21,088,316	BDF Acquisition Corp., 1st Lien Term Loan, 1-month LIBOR + 5.250%, 7.595%, 8/14/2023(b)	$20,033,900
2,109,400	EG Finco Ltd., 2018 USD Term Loan, 3-month LIBOR + 4.000%, 6.386%, 2/07/2025(b)	2,083,033
13,069,325	EG Group Ltd., 2018 USD Term Loan B, 3-month LIBOR + 4.000%, 6.386%, 2/07/2025(b)	12,905,958
16,267,230	Hillman Group, Inc. (The), 2018 Term Loan B, 1-month LIBOR + 4.000%, 6.345%, 5/31/2025(b)	15,687,791
10,162,720	Neiman Marcus Group Ltd. LLC, 2020 Term Loan, 1-month LIBOR + 3.250%, 5.568%, 10/25/2020(b)	8,793,598
10,191,437	PetSmart, Inc., Term Loan B2, 1-month LIBOR + 3.000%, 5.320%, 3/11/2022(b)	8,502,920
27,306,122	Staples, Inc., 2017 Term Loan B, 3-month LIBOR + 4.000%, 6.541%, 9/12/2024(b)	26,833,999
11,278,310	The Talbots, Inc., 2018 Term Loan B, 11/16/2022(c)	11,109,135

		178,095,131

	Supermarkets — 0.4%
16,249,089	BI-LO Holding LLC, Exit Term Loan B, 3-month LIBOR + 8.000%, 10.468%, 5/31/2024(i)	15,899,734

	Technology — 9.0%
21,983,422	Almonde, Inc., USD 1st Lien Term Loan, 3-month LIBOR + 3.500%, 5.886%, 6/13/2024(b)	21,233,567
14,980,000	Almonde, Inc., USD 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 9.636%, 6/13/2025(b)	14,283,430
7,100,000	Aptean, Inc., 2016 2nd Lien Term Loan, 3-month LIBOR + 9.500%, 11.890%, 12/14/2023(b)	7,095,598
7,291,075	Aptean, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 4.250%, 6.640%, 12/20/2022(b)	7,259,213
3,250,000	Corel Corp., 2018 1st Lien Term Loan B, 6/04/2024(c)	3,250,000
11,284,375	Corel Corp., 2018 1st Lien Term Loan B, 3-month LIBOR + 5.000%, 7.707%, 6/04/2024(b)	11,284,375
9,444,800	DigiCert, Inc., 2017 2nd Lien Term Loan, 1-month LIBOR + 8.000%, 10.345%, 10/31/2025(b)	9,255,904
9,143,675	DigiCert, Inc., 2017 Term Loan B1, 1-month LIBOR + 4.000%, 6.345%, 10/31/2024(b)	9,097,956
18,865,765	Greeneden U.S. Holdings II LLC, 2018 USD Term Loan B, 1-month LIBOR + 3.250%, 5.595%, 12/01/2023(b)	18,666,920
14,143,669	Hyland Software, Inc., 2017 2nd Lien Term Loan, 1-month LIBOR + 7.000%, 9.345%, 7/07/2025(b)	14,072,951
6,509,942	Hyland Software, Inc., 2018 Term Loan 3, 1-month LIBOR + 3.500%, 5.845%, 7/01/2024(b)	6,455,714
8,474,347	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 11.148%, 4/01/2022(b)	6,271,017
11,169,671	IQOR U.S., Inc., Term Loan B, 3-month LIBOR + 5.000%, 7.398%, 4/01/2021(b)	10,449,227
1,103,966	MA FinanceCo. LLC, USD Term Loan B3, 1-month LIBOR + 2.500%, 4.845%, 6/21/2024(b)	1,079,127
11,267,667	McAfee LLC, 2017 2nd Lien Term Loan, 1-month LIBOR + 8.500%, 10.849%, 9/29/2025(b)	11,345,188

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$14,721,376	McAfee LLC, 2018 USD Term Loan B, 2-month LIBOR + 3.750%, 6.099%, 9/30/2024(b)	$14,669,262
12,783,000	NAVEX TopCo, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 3.250%, 5.600%, 9/05/2025(b)	12,585,886
2,812,823	Oberthur Technologies S.A., 2016 USD Term Loan B1, 1/10/2024(c)	2,774,147
15,044,400	Oberthur Technologies S.A., 2016 USD Term Loan B1, 3-month LIBOR + 3.750%, 5.992%, 1/10/2024(b)	14,837,540
14,629,768	Ocean Bidco, Inc., 2018 USD Term Loan, 7.136%, 3/21/2025(c)	14,593,194
19,638,840	Quest Software U.S. Holdings, Inc., 2018 1st Lien Term Loan, 3-month LIBOR + 4.250%, 6.777%, 5/16/2025(b)	19,516,097
11,554,197	Riverbed Technology, Inc., 2016 Term Loan, 1-month LIBOR + 3.250%, 5.600%, 4/24/2022(b)	11,088,794
15,530,000	Rocket Software, Inc., 2018 Term Loan, 11/20/2025(c)	15,423,309
15,273,132	SciQuest, Inc., 2017 Term Loan, 1-month LIBOR + 4.000%, 6.345%, 12/28/2024(b)	15,234,949
7,455,354	Seattle Spinco, Inc., USD Term Loan B3, 1-month LIBOR + 2.500%, 4.845%, 6/21/2024(b)	7,287,609
16,920,901	Sirius Computer Solutions, Inc., 2016 Term Loan, 1-month LIBOR + 4.250%, 6.595%, 10/30/2022(b)	16,942,052
9,125,652	SurveyMonkey, Inc., 2018 Term Loan B, 1-month LIBOR + 3.750%, 6.100%, 10/10/2025(b)	9,080,023
19,898,000	Verifone Systems, Inc., 2018 1st Lien Term Loan, 3-month LIBOR + 4.000%, 6.645%, 8/20/2025(b)	19,707,377
17,855,322	Veritas Bermuda Ltd., USD Repriced Term Loan B, LIBOR + 4.500%, 6.855%, 1/27/2023(a)	15,891,237
14,851,000	Web.com Group, Inc., 2018 Term Loan B, 3-month LIBOR + 3.750%, 6.170%, 10/10/2025(b)	14,683,926

		355,415,589

	Transportation Services — 2.5%
12,618,835	AI Mistral Holdco Ltd., 2017 Term Loan B, 1-month LIBOR + 3.000%, 5.345%, 3/09/2024(b)	12,355,985
13,048,929	Deliver Buyer, Inc., Term Loan B, LIBOR + 5.000%, 7.707%, 5/01/2024(a)	12,967,374
4,073,000	Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, 3-month LIBOR + 6.000%, 8.527%, 6/15/2023(b)	4,103,547
17,505,965	Transplace Holdings, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.750%, 6.053%, 10/07/2024(b)	17,411,083
12,442,118	Uber Technologies, 2018 Term Loan, 1-month LIBOR + 4.000%, 6.315%, 4/04/2025(b)	12,286,591
26,103,865	Uber Technologies, Inc., 2018 Incremental Term Loan, 1-month LIBOR + 3.500%, 5.807%, 7/13/2023(b)	25,687,769
14,549,975	Verra Mobility Corporation, 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 6.095%, 2/28/2025(b)	14,531,787

		99,344,136

	Utility Other — 0.3%
11,738,000	Brookfield WEC Holdings, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 6.095%, 8/01/2025(b)	11,697,621

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Wireless — 1.0%
$33,587,391	Asurion LLC, 2017 2nd Lien Term Loan, 1-month LIBOR + 6.500%, 8.845%, 8/04/2025(b)	$34,203,048
5,952,212	GTT Communications, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.750%, 5.090%, 5/31/2025(b)	5,759,539

		39,962,587

	Wirelines — 0.5%
15,336,421	Avaya, Inc., 2018 Term Loan B, LIBOR + 4.250%, 6.608%, 12/15/2024(a)	15,114,043
6,546,329	Communications Sales & Leasing, Inc., 2017 Term Loan B, 1-month LIBOR + 3.000%, 5.345%, 10/24/2022(b)	6,059,479

		21,173,522

	Total Senior Loans (Identified Cost $3,587,217,632)	3,493,426,357

Bonds and Notes — 6.3%
	Automotive — 0.5%
23,930,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	21,178,050

	Chemicals — 0.8%
21,455,000	Alpha 2 BV, 9.500% PIK, 8.750% Cash, 6/01/2023, 144A(j)	20,811,350
14,235,000	Hexion, Inc., 6.625%, 4/15/2020	11,761,669

		32,573,019

	Environmental — 0.2%
9,315,000	GFL Environmental, Inc., 5.375%, 3/01/2023, 144A	8,523,225

	Financial Other — 0.5%
18,440,000	Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023, 144A	18,624,400

	Healthcare — 0.4%
8,205,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	8,533,200
5,130,000	Vizient, Inc., 10.375%, 3/01/2024, 144A	5,578,875

		14,112,075

	Independent Energy — 0.4%
6,851,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	7,244,933
10,675,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A(d)(e)	7,468,870

		14,713,803

	Industrial Other — 0.2%
8,890,000	Harland Clarke Holdings Corp., 9.250%, 3/01/2021, 144A	8,201,025

	Media Entertainment — 0.3%
10,900,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	10,886,375

	Metals & Mining — 0.5%
6,410,000	Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022, 144A	6,345,900
16,875,000	Petra Diamonds U.S. Treasury PLC, 7.250%, 5/01/2022, 144A	15,588,281

		21,934,181

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — 0.2%
$9,429,809	Motel 6 Trust, Series 2017-M6MZ, Class M, 1-month LIBOR + 6.927%, 9.233%, 8/15/2019, 144A(b)	$9,519,678

	Oil Field Services — 0.1%
5,625,000	Petroleum Geo-Services ASA, 7.375%, 12/15/2020, 144A	5,470,312

	Packaging — 0.5%
19,900,000	ARD Finance S.A., 7.875% PIK, 7.125% Cash, 9/15/2023(j)	18,308,000

	Property & Casualty Insurance — 0.8%
26,085,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	23,735,263
9,730,000	York Risk Services Holding Corp., 8.500%, 10/01/2022, 144A	7,881,300

		31,616,563

	Technology — 0.1%
2,827,000	Blackboard, Inc., 9.750%, 10/15/2021, 144A	2,007,170

	Wireless — 0.2%
7,560,000	Iridium Communications, Inc., 10.250%, 4/15/2023, 144A	8,183,700

	Wirelines — 0.6%
42,798,000	Windstream Services LLC/Windstream Finance Corp., 8.750%, 12/15/2024, 144A	20,783,565
5,000,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A	3,650,000

		24,433,565

	Total Bonds and Notes (Identified Cost $273,094,566)	250,285,141

Shares
Common Stocks — 0.1%
	Energy Equipment & Services — 0.1%
61,854	Ameriforge Group, Inc.(d)(e)(k)	3,649,386

	Industrial Conglomerates — 0.0%
20,609	TwentyEighty, Inc., Class A(d)(e)(f)(k)	—

	Oil, Gas & Consumable Fuels — 0.0%
456,710	Blue Ridge Mountain Resource, Inc.(f)(k)	2,157,955

	Specialty Retail — 0.0%
1,790,513	Onsite Rental Group Pty Ltd.(e)(f)(k)(l)(m)	—

	Total Common Stocks (Identified Cost $10,440,606)	5,807,341

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 3.7%
$144,950,519	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2018 at 1.300% to be repurchased at $144,966,222 on 12/03/2018 collateralized by $12,570,000 U.S. Treasury Note, 2.625% due 2/28/2023 valued at $12,535,608; $62,140,000 U.S. Treasury Note, 2.875% due 11/30/2023 valued at $62,217,675; $73,440,000 U.S. Treasury Note, 2.750% due 11/15/2023 valued at $73,099,092 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $144,950,519)	$144,950,519

	Total Investments — 98.1% (Identified Cost $4,015,703,323)	3,894,469,358
	Other assets less liabilities — 1.9%	76,645,369

	Net Assets — 100.0%	$3,971,114,727

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2018. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(b)	Variable rate security. Rate as of November 30, 2018 is disclosed.
(c)	Position is unsettled. Contract rate was not determined at November 30, 2018 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At November 30, 2018, the value of these securities amounted to $23,724,630 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Illiquid security. (Unaudited)
(f)	Securities subject to restriction on resale. At November 30, 2018, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Blue Ridge Mountain Resource, Inc.	May 13, 2016	$8,178,004	$2,157,955	Less than 0.1%
Onsite Rental Group Pty Ltd.	November 03, 2017	—	—	—
Onsite Rental Group Pty Ltd., Notes	November 03, 2017	2,384,581	2,515,243	0.1%
TwentyEighty, Inc., Class A	February 07, 2017	—	—	—
TwentyEighty, Inc., Term Loan B	February 07, 2017	4,855,279	3,036,227	0.1%
TwentyEighty, Inc., Term Loan C	February 07, 2017	3,427,257	2,255,462	0.1%

(g)	Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement. See Note 2 of Notes to Financial Statements.
(h)	Payment-in-kind security for which the issuer makes payments in both cash and additional principal at each interest payment date.
(i)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2018.

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of November 30, 2018

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

(j)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended November 30, 2018, interest payments were made in cash.
(k)	Non-income producing security.
(l)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(m)	Fair valued by the Fund’s adviser. At November 30, 2018, the value of this security amounted to $0 or 0.0% of net assets. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, the value of Rule 144A holdings amounted to $203,311,140 or 5.1% of net assets.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

Industry Summary at November 30, 2018

Technology	9.1%
Consumer Cyclical Services	7.5
Consumer Products	6.9
Industrial Other	6.4
Automotive	5.4
Retailers	4.5
Healthcare	4.5
Media Entertainment	4.2
Internet & Data	3.3
Building Materials	3.3
Property & Casualty Insurance	3.1
Food & Beverage	2.9
Chemicals	2.9
Financial Other	2.9
Packaging	2.9
Restaurants	2.7
Transportation Services	2.5
Other Investments, less than 2% each	19.4
Short-Term Investments	3.7

Total Investments	98.1
Other assets less liabilities	1.9

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Statement of Assets and Liabilities

November 30, 2018

ASSETS
Investments at cost	$4,015,703,323
Net unrealized depreciation	(121,233,965)

Investments at value	3,894,469,358
Cash	23,737,547
Receivable for Fund shares sold	8,221,216
Receivable for securities sold	206,840,943
Interest receivable	20,172,941
Prepaid expenses (Note 7)	510,478

TOTAL ASSETS	4,153,952,483

LIABILITIES
Payable for securities purchased	157,691,381
Unfunded loan commitments (Note 2)	3,964,264
Payable for Fund shares redeemed	18,007,582
Management fees payable (Note 5)	2,019,857
Deferred Trustees’ fees (Note 5)	161,215
Administrative fees payable (Note 5)	142,993
Payable to distributor (Note 5d)	16,575
Other accounts payable and accrued expenses	833,889

TOTAL LIABILITIES	182,837,756

NET ASSETS	$3,971,114,727

NET ASSETS CONSIST OF:
Paid-in capital	$4,228,009,032
Accumulated loss	(256,894,305)

NET ASSETS	$3,971,114,727

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$532,550,503

Shares of beneficial interest	55,357,854

Net asset value and redemption price per share	$9.62

Offering price per share (100/96.50 of net asset value) (Note 1)	$9.97

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$337,087,661

Shares of beneficial interest	35,151,513

Net asset value and offering price per share	$9.59

Class N shares:
Net assets	$190,776

Shares of beneficial interest	19,819

Net asset value, offering and redemption price per share	$9.63

Class Y shares:
Net assets	$3,101,285,787

Shares of beneficial interest	322,144,801

Net asset value, offering and redemption price per share	$9.63

See accompanying notes to financial statements.

|  24

Statement of Operations

For the Year Ended November 30, 2018

INVESTMENT INCOME
Interest	$239,309,535

Expenses
Management fees (Note 5)	22,123,540
Service and distribution fees (Note 5)	4,707,221
Administrative fees (Note 5)	1,615,409
Trustees’ fees and expenses (Note 5)	110,538
Transfer agent fees and expenses (Notes 5 and 6)	2,270,259
Audit and tax services fees	90,216
Custodian fees and expenses	516,528
Legal fees	99,634
Registration fees	439,165
Shareholder reporting expenses	251,558
Miscellaneous expenses (Note 7)	2,146,450

Total expenses	34,370,518
Less waiver and/or expense reimbursement (Note 5)	(172,028)

Net expenses	34,198,490

Net investment income	205,111,045

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on:
Investments	(15,079,426)
Net change in unrealized appreciation (depreciation) on:
Investments	(95,731,738)

Net realized and unrealized loss on investments	(110,811,164)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,299,881

See accompanying notes to financial statements.

25  |

Statement of Changes in Net Assets

	Year Ended November 30, 2018	Year Ended November 30, 2017
FROM OPERATIONS:
Net investment income	$205,111,045	$143,383,452
Net realized loss on investments	(15,079,426)	(15,140,236)
Net change in unrealized appreciation (depreciation) on investments	(95,731,738)	17,242,608

Net increase in net assets resulting from operations	94,299,881	145,485,824

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(30,019,384)	(22,962,420	)(a)
Class C	(16,020,827)	(14,637,354	)(a)
Class N	(7,205)	(3,467	)(a)
Class Y	(163,640,047)	(110,906,925	)(a)

Total distributions	(209,687,463)	(148,510,166)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	1,137,846,584	824,626,113

Net increase in net assets	1,022,459,002	821,601,771
NET ASSETS
Beginning of the year	2,948,655,725	2,127,053,954

End of the year	3,971,114,727	2,948,655,725

(a)	See Note 2c of Notes to Financial Statements.

See accompanying notes to financial statements.

|  26

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended November 30, 2018	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 30, 2014
Net asset value, beginning of the period	$9.89	$9.88		$9.69		$10.40		$10.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.53	0.51		0.56		0.55		0.58
Net realized and unrealized gain (loss)	(0.26)	0.03		0.21		(0.68)		(0.14)

Total from Investment Operations	0.27	0.54		0.77		(0.13)		0.44

LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.53)		(0.58)		(0.58)		(0.60)

Net asset value, end of the period	$9.62	$9.89		$9.88		$9.69		$10.40

Total return(b)	2.78%	5.53	%(c)	8.31	%(c)	(1.33	)%(c)	4.22	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$532,551	$450,633		$367,850		$361,834		$317,293
Net expenses	1.05%	1.05	%(d)	1.05	%(d)	1.07	%(d)(e)	1.10	%(d)(f)
Gross expenses	1.05%	1.08%		1.13%		1.08	%(e)	1.11	%(f)
Net investment income	5.42%	5.14%		5.84%		5.45%		5.48%
Portfolio turnover rate	65%	87%		75%		67%		107%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.06%.
(f)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.06%.

See accompanying notes to financial statements.

27  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended November 30, 2018	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 30, 2014
Net asset value, beginning of the period	$9.86	$9.85		$9.67		$10.38		$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46	0.43		0.49		0.48		0.50
Net realized and unrealized gain (loss)	(0.26)	0.03		0.20		(0.68)		(0.13)

Total from Investment Operations	0.20	0.46		0.69		(0.20)		0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.45)		(0.51)		(0.51)		(0.52)

Net asset value, end of the period	$9.59	$9.86		$9.85		$9.67		$10.38

Total return(b)	2.02%	4.76	%(c)	7.41	%(c)	(2.06	)%(c)	3.47	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$337,088	$318,635		$300,811		$287,330		$215,189
Net expenses	1.80%	1.80	%(d)	1.80	%(d)	1.82	%(d)(e)	1.85	%(d)(f)
Gross expenses	1.80%	1.83%		1.88%		1.83	%(e)	1.87	%(f)
Net investment income	4.66%	4.38%		5.10%		4.71%		4.77%
Portfolio turnover rate	65%	87%		75%		67%		107%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.81%.
(f)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.82%.

See accompanying notes to financial statements.

|  28

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class N
	Year Ended November 30, 2018	Period Ended November 30, 2017*
Net asset value, beginning of the period	$9.90	$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57	0.37
Net realized and unrealized gain (loss)	(0.27)	(0.05)

Total from Investment Operations	0.30	0.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.57)	(0.38)

Net asset value, end of the period	$9.63	$9.90

Total return(b)	3.08%	3.28	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$191	$104
Net expenses(d)	0.74%	0.75	%(e)
Gross expenses	0.95%	0.92	%(e)
Net investment income	5.77%	5.63	%(e)
Portfolio turnover rate	65%	87	%(f)

*	From commencement of Class operations on March 31, 2017 through November 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

See accompanying notes to financial statements.

29  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended November 30, 2018	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 30, 2014
Net asset value, beginning of the period	$9.90	$9.89		$9.70		$10.41		$10.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56	0.54		0.59		0.58		0.61
Net realized and unrealized gain (loss)	(0.26)	0.02		0.21		(0.68)		(0.13)

Total from Investment Operations	0.30	0.56		0.80		(0.10)		0.48

LESS DISTRIBUTIONS FROM:
Net investment income	(0.57)	(0.55)		(0.61)		(0.61)		(0.63)

Net asset value, end of the period	$9.63	$9.90		$9.89		$9.70		$10.41

Total return	3.03%	5.79	%(b)	8.58	%(b)	(1.08	)%(b)	4.49	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,101,286	$2,179,284		$1,458,394		$1,293,175		$1,022,193
Net expenses	0.80%	0.80	%(c)	0.80	%(c)	0.82	%(c)(d)	0.85	%(c)(e)
Gross expenses	0.80%	0.83%		0.88%		0.83	%(d)	0.87	%(e)
Net investment income	5.70%	5.41%		6.09%		5.69%		5.76%
Portfolio turnover rate	65%	87%		75%		67%		107%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.81%.
(e)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.82%.

See accompanying notes to financial statements.

|  30

Notes to Financial Statements

November 30, 2018

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in this report pertains to Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Fund”).

The Fund is a non-diversified investment company.

The Fund offers Class A, Class C, Class N and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.50%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to

31  |

Notes to Financial Statements (continued)

November 30, 2018

year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Senior loans are valued at bid prices supplied by an independent pricing service, if available. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may,

|  32

Notes to Financial Statements (continued)

November 30, 2018

among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of November 30, 2018, securities held by the Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$23,724,630	0.6%	$0	0.0%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statement of Changes in Net Assets for the year ended November 30, 2017 have been conformed to the new disclosure requirements. Where the prior disclosure of Distributions to Shareholders separately stated distributions from net investment income and from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Undistributed Net Investment Income has been removed from the Statement of Changes in Net Assets.

33  |

Notes to Financial Statements (continued)

November 30, 2018

The following is a summary of the previously disclosed amounts, as reported at November 30, 2017:

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(22,962,420)
Class C	(14,637,354)
Class N	(3,467)
Class Y	(110,906,925)

Total distributions	$(148,510,166)

UNDISTRIBUTED NET INVESTMENT INCOME	$1,429,439

There were no distributions from net realized capital gains for the year ended November 30, 2017.

d.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of November 30, 2018 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

|  34

Notes to Financial Statements (continued)

November 30, 2018

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, deferred Trustees’ fees, partnership basis adjustments, distributions in excess of income and/or capital gain and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales and premium amortization. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended November 30, 2018 and 2017 were as follows:

2018 Distributions Paid From:			2017 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$209,687,463	$—	$209,687,463	$148,510,166	$—	$148,510,166

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statement of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

35  |

Notes to Financial Statements (continued)

November 30, 2018

As of November 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward:
Short-term:
No expiration date	$(27,375,028)
Long-term:
No expiration date	(106,302,573)

Total capital loss carryforward	(133,677,601)

Unrealized depreciation	(123,055,489)

Total accumulated losses	$(256,733,090)

As of November 30, 2018, the cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

Federal tax cost	$4,017,524,847

Gross tax appreciation	$6,316,336
Gross tax depreciation	(129,371,825)

Net tax depreciation	$(123,055,489)

f.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of November 30, 2018, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

g.  Unfunded Loan Commitments.  The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statement of Assets and Liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a

|  36

Notes to Financial Statements (continued)

November 30, 2018

similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Market risk exists on purchases of these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

As of November 30, 2018, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Access CIG LLC	2018 Delayed Draw Term Loan	$1,297,255	$1,294,662
AqGen Ascensus, Inc.	2018 Delayed Draw Term Loan	584,863	579,745
St. Georges University	2018 Delayed Draw Term Loan	2,082,146	2,071,735

		$3,964,264	$3,946,142

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

37  |

Notes to Financial Statements (continued)

November 30, 2018

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2018, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Senior Loans(a)	$—	$3,493,426,357	$—		$3,493,426,357
Bonds and Notes(a)	—	250,285,141	—		250,285,141
Common Stocks
Specialty Retail	—	—	—	(b)	—
All Other Common Stocks(a)	—	5,807,341	—		5,807,341

Total Common Stocks	—	5,807,341	—		5,807,341

Short-Term Investments	—	144,950,519	—		144,950,519

Total	$—	$3,894,469,358	$—		$3,894,469,358

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued at zero by the Fund’s adviser using level 3 inputs.

|  38

Notes to Financial Statements (continued)

November 30, 2018

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of November 30, 2017 and/or November 30, 2018:

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2017		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases
Senior Loans
Construction Machinery	$2,384,581		$—	$—	$—		$—
Consumer Cyclical Services	3,825,581		—	—	—		—
Common Stocks
Energy Equipment & Services	2,474,160		—	—	—		—
Industrial Conglomerates	—	(a)	—	—	—		—
Oil, Gas & Consumable Fuels	4,110,390		—	—	—		—
Specialty Retail	—	(b)	—	—	—		—

Total	$12,794,712		$—	$—	$—		$—

Investments in Securities	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2018		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at November 30, 2018
Senior Loans
Construction Machinery	$—		$—	$(2,384,581)	$—		$—
Consumer Cyclical Services	—		—	(3,825,581)	—		—
Common Stocks
Energy Equipment & Services	—		—	(2,474,160)	—
Industrial Conglomerates	—		—	— (a)	—		—
Oil, Gas & Consumable Fuels	—		—	(4,110,390)	—		—
Specialty Retail	—		—	—	—	(b)	—

Total	$—		$—	$(12,794,712)	$—		$—

(a)

At November 30, 2017, includes a security fair valued at zero using level 3 inputs. At November 30, 2018, this security was valued at zero using closing bid quotations provided by an independent pricing service and was subsequently transferred to level 2.

(b)	Fair Valued at zero.

39  |

Notes to Financial Statements (continued)

November 30, 2018

A senior loan valued at $2,384,581 was transferred from Level 3 to Level 2 during the period ended November 30, 2018. At November 30 2017, this security was valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. At November 30, 2018, this security was valued at a bid price furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Senior loans valued at $3,825,581 were transferred from Level 3 to Level 2 during the period ended November 30, 2018. At November 30, 2017, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities. At November 30, 2018, these securities were valued at a bid price furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Common stocks valued at $6,584,550 were transferred from Level 3 to Level 2 during the period ended November 30, 2018. At November 30 2017, these securities were valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. At November 30, 2018, these securities were valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended November 30, 2018, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $3,300,408,658 and $2,257,789,430, respectively.

5. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund.

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.60%, calculated daily and payable monthly, based on the Fund’s average daily managed assets, which include borrowings used for leverage.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes,

|  40

Notes to Financial Statements (continued)

November 30, 2018

organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until March 31, 2019, may be terminated before then only with the consent of the Fund’s Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the year ended November 30, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class N	Class Y
1.05%	1.80%	0.75%	0.80%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreement (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended November 30, 2018, the management fees and waiver of management fees for the Fund were as follows:

Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
			Gross	Net
$22,123,540	$165,063	$21,958,477	0.60%	0.60%

[1]	Management fee waiver is subject to possible recovery until November 30, 2019.

No expenses were recovered for the Fund during the year ended November 30, 2018 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

41  |

Notes to Financial Statements (continued)

November 30, 2018

Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended November 30, 2018, the service and distribution fees for the Fund were as follows:

Service Fees		Distribution Fees
Class A	Class C	Class C
$1,354,315	$838,226	$2,514,680

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Fund. Also, effective October 1,

|  42

Notes to Financial Statements (continued)

November 30, 2018

2018, Natixis Advisors agreed to voluntarily waive fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2019.

For the year ended November 30, 2018, the administrative fees for the Fund were as follows:

Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
$1,615,409	$6,718	$1,608,691

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended November 30, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $2,040,675.

As of November 30, 2018, the Fund owes Natixis Distribution $16,575 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended November 30, 2018 amounted to $158,534.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also

43  |

Notes to Financial Statements (continued)

November 30, 2018

receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

Effective January 1, 2019, the Chairperson of the Board will receive a retainer fee at the annual rate of $360,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $15,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

An officer and employee of Loomis Sayles is also a Trustee of the Trust.

|  44

Notes to Financial Statements (continued)

November 30, 2018

g.  Affiliated Ownership.  As of November 30, 2018, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Fund representing 0.35% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through March 31, 2019 and is not subject to recovery under the expense limitation agreement described above.

For the year ended November 30, 2018, Natixis Advisors reimbursed the Fund $247 for transfer agency expenses related to Class N shares.

6.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended November 30, 2018, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

Transfer Agent Fees and Expenses
Class A	Class C	Class N	Class Y
$333,020	$205,942	$247	$1,731,050

7.  Line of Credit.  Effective November 19, 2018, the Fund has entered into a syndicated, committed, secured line of credit with Sumitomo Mitsui Banking Corporation (the “Administrative Agent”), the Bank of Nova Scotia, Houston Branch and National Australia Bank Limited (each a “Lender” and together with the Administrative Agent “Lenders”) under which it may borrow for investment or liquidity purposes. The commitment of the Lenders to make loans to the Fund shall not exceed $500,000,000 at any one time. Under the terms of the agreement, the Lenders are entitled to a security interest in the assets of the Fund as collateral. Interest is charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.400% per annum payable to the Administrative Agent for the account of each Lender is accrued by the Fund based on the unused portion of the line of credit. The Fund paid the Administrative Agent an upfront fee of $500,000 and an administrative agent fee of $25,000, for a total of $525,000, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

45  |

Notes to Financial Statements (continued)

November 30, 2018

Prior to November 19, 2018, the commitment of the Lenders to make loans to the Fund shall not exceed $400,000,000 at any one time. The Fund paid the Administrative Agent an upfront fee of $400,000 and an administrative agent fee of $25,000, for a total of $425,000, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statement of Operations.

During the year ended November 30, 2018, the Fund had no borrowings under this agreement.

8.  Concentration of Risk.  The Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The senior loans in which the Fund expects to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a senior loan could lose a substantial part of its value prior to default. Senior loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus senior loans are subject to interest rate risk. There may also be less public information available about senior loans as compared to other debt securities.

Senior loans are generally less liquid than many other debt securities. Transactions in senior loans may settle on a delayed basis, such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time (greater than seven days) after the sale. As a result, the proceeds related to the sale of senior loans may not be available to make additional investments or to meet the Fund’s redemption obligations until substantial period (greater than seven days) after the sale of the loans.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of November 30, 2018, based on management’s evaluation of the shareholder account base, the Fund had accounts (including accounts owned by affiliates) representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Number of 5% Account Holders	Percentage of Ownership
1	7.04%(a)

|  46

Notes to Financial Statements (continued)

November 30, 2018

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

(a)

Certain Fund shareholders are invested in the Fund as a result of the Fund’s inclusion in an investment portfolio model, utilized by certain third party intermediaries, developed by an affiliate of the Fund, AlphaSimplex Group (ASG). Without this model or as a result of changes in this model, these shareholder positions in the Fund may not exist or could change in a material amount. ASG has no involvement in the decisions to invest in the models provided.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2018		Year Ended November 30, 2017(a)
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	35,821,259	$353,866,364	29,869,396	$297,228,483
Issued in connection with the reinvestment of distributions	2,339,574	22,987,952	1,710,961	16,967,784
Redeemed	(28,355,482)	(278,909,553)	(23,253,074)	(231,277,219)

Net change	9,805,351	$97,944,763	8,327,283	$82,919,048

Class C
Issued from the sale of shares	9,751,190	$95,970,749	11,034,436	$109,442,465
Issued in connection with the reinvestment of distributions	1,132,297	11,094,152	981,126	9,700,556
Redeemed	(8,040,526)	(79,002,100)	(10,236,275)	(101,473,915)

Net change	2,842,961	$28,062,801	1,779,287	$17,669,106

Class N
Issued from the sale of shares	9,577	$93,624	10,151	$101,001
Issued in connection with the reinvestment of distributions	734	7,205	350	3,467
Redeemed	(993)	(9,639)	—	—

Net change	9,318	$91,190	10,501	$104,468

Class Y
Issued from the sale of shares	204,701,790	$2,021,786,916	139,860,450	$1,392,541,705
Issued in connection with the reinvestment of distributions	12,085,982	118,800,414	8,098,437	80,350,410
Redeemed	(114,795,631)	(1,128,839,500)	(75,307,409)	(748,958,624)

Net change	101,992,141	$1,011,747,830	72,651,478	$723,933,491

Increase (decrease) from capital share transactions	114,649,771	$1,137,846,584	82,768,549	$824,626,113

(a)	From commencement of operations on March 31, 2017 through November 30, 2017 for Class N shares.

47  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of Loomis Sayles Senior Floating Rate and Fixed Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Senior Floating Rate and Fixed Income Fund (one of the funds constituting Natixis Funds Trust II, referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, and brokers; when replies

|  48

Report of Independent Registered Public Accounting Firm

were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 23, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

49  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

51  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

53  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust , Loomis Sayles Funds I and Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the [Trust/Trusts]: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

55  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the [Trust/Trusts]	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE [TRUST/TRUSTS]

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Vice President, Associate General Counsel, Natixis Advisors, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

|  56

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Richard A. Goglia, Mr. Martin T. Meehan, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	12/1/16- 11/30/17	12/1/17- 11/30/18	12/1/16- 11/30/17	12/1/17- 11/30/18	12/1/16- 11/30/17	12/1/17- 11/30/18	12/1/16- 11/30/17	12/1/17- 11/30/18
Natixis Funds Trust II- Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund	$186,852	$143,479	$515	$654	$31,639	$31,639	$—	$—

1.	Audit-related fees consist of:

2017 & 2018 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2017 & 2018 – review of Registrant’s tax returns

Aggregate fees billed to the Registrant for non-audit services during 2017 and 2018 were $32,154 and $32,293 respectively.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis”), Natixis Advisors, L.P. (“Natixis”) and entities controlling, controlled by or under common control with Loomis and Natixis (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	12/1/16-11/30/17	12/1/17-11/30/18	12/1/16-11/30/17	12/1/17-11/30/18	12/1/16-11/30/17	12/1/17-11/30/18
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Natixis and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	12/1/16-11/30/17	12/1/17-11/30/18
Control Affiliates	$85,081	$59,815

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 23, 2019

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	January 23, 2019